UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

EAGLE MATERIALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION

2024

Proxy Statement and Notice of

Annual Meeting of Stockholders

5960 Berkshire Ln., Suite 900

Dallas, Texas 75225

June , 2024

Dear Fellow Stockholder:

It is my pleasure to invite you to our Annual Meeting of Stockholders, which will be held on Thursday, August 1, 2024, at the Douglas Conference Center, 8343 Douglas Avenue, Suite 125, Dallas, TX 75225, at 8:00 a.m., local time. We hope that you will attend the meeting, but we encourage you to vote by proxy whether or not you plan to attend the meeting in person.

This year we are again taking advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, beginning on June , 2024, we are mailing to many of our stockholders a Notice Regarding the Availability of Proxy Materials, or Notice, instead of a paper copy of the materials for the Annual Meeting. The Notice contains instructions on how to access the proxy materials over the Internet and vote online, as well as how stockholders can elect to receive paper copies of the materials. We believe that this process expedites stockholders’ receipt of proxy materials and provides stockholders with the information they need.

If you attend the Annual Meeting and desire to vote your shares personally rather than by proxy, you may withdraw your proxy at any time before it is exercised. Your vote is very important, whether you own one share or many.

Thank you for your continued support and interest in Eagle.

Sincerely,

MICHAEL R. HAACK

President and Chief Executive Officer

EAGLE MATERIALS INC.

5960 Berkshire Ln., Suite 900

Dallas, Texas 75225

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 1, 2024

To the Stockholders of Eagle Materials Inc.:

The annual meeting of stockholders of Eagle Materials Inc., which we refer to as the “Company,” will be held at the Douglas Conference Center, 8343 Douglas Avenue, Suite 125, Dallas, TX 75225, at 8:00 a.m., local time, on Thursday, August 1, 2024.

At the meeting, stockholders will:

(1)
Elect the three Class III directors identified in the accompanying Proxy Statement, each to hold office for three years.
(2)
Vote on an advisory resolution to approve the compensation of our Named Executive Officers.
(3)
Vote to approve an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding exculpation of officers.
(4)
Vote to approve the expected appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2025.
(5)
Any other matters properly brought before the annual meeting, or any adjournment thereof.

The Company’s Board of Directors has fixed the close of business on June 3, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment thereof. Only record holders of the Company’s common stock, par value $0.01 per share (“Common Stock”) at the close of business on the record date are entitled to notice of and to vote at the annual meeting. A list of holders of Common Stock will be available for examination by any stockholder at the annual meeting and, during the ten-day period preceding the meeting date at the executive offices of the Company located at 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225.

For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying Proxy Statement. If you have questions about these proposals or would like additional copies of the Proxy Statement, please contact: Eagle Materials Inc., Attention: Matt Newby, Secretary, 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225 (telephone: (214) 432-2000).

You are cordially invited to attend the annual meeting. Your vote is important. Whether or not you expect to attend the annual meeting in person, please vote through the Internet (as described in the Notice) or by telephone or fill in, sign, date and promptly return the accompanying form of proxy in the enclosed postage-paid envelope so that your shares may be represented and voted at the annual meeting. This will not limit your right to attend or vote in person at the annual meeting. Your proxy will be returned to you if you choose to attend the annual meeting and request that it be returned. Shares will be voted in accordance with the instructions contained in your proxy, but if any proxies that are signed and returned to us do not specify a vote on any proposal, such proxies will be voted in the manner, if any, recommended by the Board.

By Order of the Board of Directors

MATT NEWBY

Executive Vice President, General Counsel and Secretary

Dallas, Texas
June , 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 1, 2024.

Our Proxy Statement and 2024 annual report to stockholders are available to you at www.proxyvote.com.

TABLE OF CONTENTS

	Page		Page
Introduction	1	Executive Compensation	51
Date, Time and Place of the Annual Meeting	1	Fiscal 2024 Summary Compensation Table	51
Purposes of the Annual Meeting and Recommendations of our Board of Directors	1	Grants of Plan-Based Awards	53
		Outstanding Equity Awards at Fiscal Year-End	55
About the Meeting	3	Option Exercises and Stock Vested	58
Who Can Vote	3	Nonqualified Deferred Compensation in FY 2024	59
How Proxies Will be Voted	3	Potential Payments Upon Termination or Change in Control	61
Quorum and Required Vote	3
How to Revoke Your Proxy	4	Change in Control Continuity Agreements	61
Expenses of Soliciting Proxies	4	Payments Made Upon Any Termination	62
How You Can Vote	4	CEO Pay Ratio	65
Proposal No. 1: Election of Directors and Related Matters	5	Pay Versus Performance	66
General	5	Stock Ownership	70
Director Independence	6	Management	70
Nominees	7	Certain Beneficial Owners	72
Recommendation of the Board	8	Related Party Transactions	73
Director Qualifications and Biographies	8	Insider Trading and Prohibited Transactions in Company Securities	73
Board Meetings and Attendance Records	19
Director Compensation	20	Code of Conduct	74
Non-Employee Director Compensation for Fiscal Year 2024	21	Proposal No. 2: Advisory Vote to Approve the Compensation of Our Named Executive Officers	75
Board Leadership Structure and Role in Risk Oversight	23	Recommendation of the Board	75
Director Orientation and Continuing Education	24	Proposal No. 3: Approval of Amendment to our Charter to Allow For Exculpation of Officers	76
Board Committees	24
Compensation Committee Interlocks and Insider Participation	26	Recommendation of the Board	76
		Proposal No. 4: Approval of the Expected Appointment of Independent Auditors	77
How to Contact Our Board	29
Executive Officers Who Are Not Directors	30	Recommendation of the Board	77
Compensation Committee Report	31	Relationship with Independent Public Accountants	78
Compensation Discussion and Analysis	32	Audit Committee Report	79
Our Year in Review	32	Other Matters Which May be Presented for Action at the Meeting	80
Named Executive Officers	32
Compensation Philosophy	33	Delivery of Documents to Stockholders	80
Determining Executive Compensation	36	Stockholder Proposals and Nominations for the 2025 Annual Meeting	80
Primary Elements of Executive Compensation	38
Other Elements of Executive Compensation	45	Appendix A: Officer Exculpation Charter Amendment	81
Other Compensation Policies and Practices	48
Fiscal 2025 Compensation Developments	49

EAGLE MATERIALS INC.

5960 Berkshire Ln., Suite 900

Dallas, Texas 75225

PROXY STATEMENT

INTRODUCTION

The accompanying proxy, mailed or provided online, together with this Proxy Statement, is solicited by and on behalf of the Board of Directors of Eagle Materials Inc. (the “Company”) for use at the annual meeting of stockholders of the Company and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company. References to our “Board of Directors” or “Board” refer to the board of directors of the Company. The Notice Regarding the Availability of Proxy Materials, this Proxy Statement and accompanying proxy were first mailed to our stockholders on or about June , 2024.

Date, Time and Place of the Annual Meeting

The 2024 annual meeting of our stockholders will be held at the Douglas Conference Center, 8343 Douglas Avenue, Suite 125, Dallas, TX 75225, at 8:00 a.m., local time, on Thursday, August 1, 2024.

Purposes of the Annual Meeting and Recommendations of our Board of Directors

At the meeting, action will be taken upon the following matters:

(1)
Election of Directors. Stockholders will be asked to elect the three Class III directors identified in this Proxy Statement, each to hold office for a term of three years.
•
Our Board of Directors recommends that you vote FOR the election of its three nominees for director named in this Proxy Statement.
(2)
Advisory Vote to Approve the Compensation of our Named Executive Officers. We are asking you to approve a non-binding advisory resolution regarding the compensation of our Named Executive Officers as reported in this Proxy Statement.
•
Our Board of Directors recommends that you vote FOR the non-binding advisory resolution approving the compensation of our Named Executive Officers.
(3)
Approval of an Amendment to our Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Exculpation of Officers. We are asking you to approve an amendment to our Restated Certificate of Incorporation.
•
Our Board of Directors recommends that you vote FOR the Amendment to our Restated Certificate of Incorporation.

(4) Approval of the Expected Appointment of Ernst & Young LLP. We are asking you to approve the expected appointment by our Audit Committee of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2025.

•
Our Board of Directors recommends that you vote FOR the approval of the expected appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2025.

(5) Other Business. In addition, you may be asked to vote upon such other matters, if any, as properly come before the annual meeting, or any adjournment thereof.

Our Board of Directors does not know of any matters to be acted upon at the meeting other than the matters set forth in items (1) through (4) above.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 1

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON

AUGUST 1, 2024.

Our Proxy Statement and 2024 Annual Report to
stockholders are available to you at www.proxyvote.com.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 2

ABOUT THE MEETING

Who Can Vote

The record date for the determination of holders of the Company’s Common Stock, par value $0.01 per share, which we refer to as our “Common Stock,” entitled to notice of and to vote at the meeting, or any adjournment or postponement of the meeting, is the close of business on June 3, 2024. In this Proxy Statement, we refer to this date as the record date. As of the record date, there were 33,857,658 shares of our Common Stock issued and outstanding and entitled to vote at the meeting. Our stock transfer books will not be closed in connection with the meeting. Our Common Stock is listed on the New York Stock Exchange (“NYSE”) under the symbol EXP.

How Proxies Will be Voted

Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any direction given, the shares will be voted in the manner, if any, recommended by the Board. The Board does not intend to present, and has no information indicating that others will present, any business at the annual meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment in such matters.

Quorum and Required Vote

Before any business can be transacted at our annual meeting, a quorum must be present. The presence at the meeting, in person or represented by proxy, of the holders of a majority of the voting power of the shares of our capital stock entitled to vote on any matter shall constitute a quorum for purposes of such matter. Abstentions will be included in determining the presence of a quorum at the meeting. Broker non-votes will be included in determining the presence of a quorum at the meeting in relation to matters that are considered “routine matters.” The only "routine matter" on which a broker may cast a vote is the approval of the expected appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending March 31, 2025.

The holders of Common Stock will be entitled to one vote per share on each matter that may properly be brought before the meeting or any adjournment thereof. There is no cumulative voting. A summary of the required vote for each proposal is as follows:

Proposal	Required Vote	Effect of Abstentions	Effect of Broker Non-Votes(1)
(1) Election of Directors

Majority of votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote (the shares voted "for" a nominee must exceed the number voted "against" that nominee)

		No effect	No effect

(2) Advisory vote to approve the compensation of our Named Executive Officers	Affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote	Same effect as a vote against the proposal	No effect

(3) Approval of an Amendment to our Restated Certificate of Incorporation	Majority of the outstanding shares	Same effect as a vote against the proposal	Same effect as a vote against the proposal

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 3

(4) Approval of the expected appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending March 31, 2025	Affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote	Same effect as a vote against the proposal	Brokers have discretionary authority to vote

__________________
(1) A broker non-vote occurs when banks, brokers or others hold shares in street name for a client and such client provides no instruction as to how shares should be voted on a particular matter.

Pursuant to the rules of the NYSE, brokers do not have discretionary authority to vote in the election of directors if they did not receive instructions from the beneficial owner because the election of directors is not considered a routine matter. The advisory vote to approve the compensation of our named executive officers and the approval of an Amendment to our Restated Certificate of Incorporation are also not considered routine, and brokers may not vote your shares with respect to such matters without instructions from you.

How to Revoke Your Proxy

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the meeting and voting in person, or by written notice to us addressed to: Eagle Materials Inc., Attention: Matt Newby, Secretary, 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225. No such revocation shall be effective, however, unless and until received by the Company at or prior to the meeting.

Expenses of Soliciting Proxies

The cost of soliciting proxies for the meeting will be borne by the Company. Solicitations may be made on behalf of our Board by mail, personal interview, telephone or other electronic means by officers and other employees of the Company, who will receive no additional compensation therefor. To aid in the solicitation of proxies, we have retained the firm of Kingsdale Advisors, which will receive a fee of approximately $20,000, in addition to the reimbursement of out-of-pocket expenses.

We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this Proxy Statement to persons on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those persons. In compliance with the regulations of the Securities and Exchange Commission (“SEC”) and the NYSE, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of our Common Stock.

How You Can Vote

You can vote your shares at the meeting, by telephone, over the Internet or by completing, signing, dating and returning your proxy in the enclosed envelope. If you have any questions, or require assistance, please contact the Company’s shareholder advisor and proxy solicitation agent, Kingsdale Advisors, at 1-888-327-0821 (toll free in North America), or at 416-867-2272 (collect outside North America), or by email at contactus@kingsdaleadvisors.com.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 4

PROPOSAL NO. 1: ELECTION OF DIRECTORS AND RELATED MATTERS

General

Our Board of Directors is the ultimate decision-making body of the Company, except with respect to those matters reserved to our stockholders. The primary responsibilities of our Board include:

•
the selection, compensation and evaluation of our Chief Executive Officer and oversight over succession planning;
•
oversight of our strategic planning;
•
approval of material transactions and financings;
•
oversight of processes that are in place to promote compliance with law and high standards of business ethics;
•
advising management on major issues that may arise; and
•
evaluating the performance of the Board and its committees, and making appropriate changes where necessary.

Members of our Board of Directors are divided into three classes based on their term of office (Class I, II and III). The directors in each class hold office for staggered terms of three years each. At present, Class I has three directors, Class II has four directors and Class III has three directors. The following table and graphics show the composition by class, the tenure, the independence and diversity of our Board as of August 1, 2024, assuming the election of the proposed slate of Class III director nominees.

Class	Term Expires	Directors
I	2025	George J. Damiris Martin M. Ellen David B. Powers

II	2026	Margot L. Carter Michael R. Nicolais Mary P. Ricciardello Richard R. Stewart

III	2027	Rick Beckwitt Mauro Gregorio Michael R. Haack

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 5

Tenure
9.7
YEARS
AVERAGE
Years
0 - 3
4 - 6
7 - 9
10 - 12
13+

Director Independence

NYSE corporate governance rules require that our Board of Directors be comprised of a majority of independent directors. Our Board of Directors has determined, upon the recommendation of our Corporate Governance, Nominating and Sustainability Committee (“Governance Committee”), that all members of our Board of Directors, other than Mr. Haack, are “independent” within the meaning of the specific provisions of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and the corporate governance rules of the NYSE.

In determining that nine of our ten directors are independent, our Board of Directors did not identify any material relationship that would potentially cause Mses. Carter and Ricciardello and Messrs. Beckwitt, Damiris, Gregorio, Ellen, Nicolais, Powers and Stewart not to be independent for purposes of the Exchange Act or the corporate governance rules of the NYSE. Our Board of Directors considered the fact that Mr. Powers served as Chief Executive Officer of the Company until July 1, 2019 and thereafter entered into an Advisory Agreement with the Company which expired in March 31, 2020—but determined that over three years have passed since the expiration of the Advisory Agreement, and Mr. Powers does not have other ties with the company that the Board of Directors considers to affect his independence.

________________________________

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 6

Our Board includes leaders with a diverse set of skills across several fields that are material to our business. The matrix below illustrates some of the key skills, qualifications and demographics that our directors bring to the Board:

Beckwitt	Carter	Damiris	Ellen	Gregorio	Haack	Nicolais	Powers	Ricciardello	Stewart
Skills & Qualifications of the Board										
CEO / Public Company Leadership	●	●	●	●	●	●		●	●	●
Public Company Board	●	●	●	●			●		●	●
M&A / Business Development	●	●	●	●	●	●	●	●	●	●
Relevant Industry Experience	●	●			●	●	●	●		●
Finance / Accounting	●	●		●			●	●	●	●
Strategic Planning	●	●	●	●	●	●	●	●	●	●
Logistics / Supply Chain / Operations	●		●	●	●	●		●		
Government / Regulatory / Legal	●	●	●		●					
Technology / Engineering / Cybersecurity		●	●	●	●	●			●	●
ESG	●	●	●	●	●	●	●		●	●
Executive Compensation	●	●	●	●			●	●	●	●
Other Board Demographics										
Age	65	56	64	70	61	51	66	74	68	74
Gender Diversity		●							●	
Racial / Ethnic Diversity					●					
Tenure (# years)	10	7	8	11	3	5	23	8	4	18

Nominees

Each of the nominees listed below is currently a member of our Board of Directors. Each of these nominees has been recommended for nomination by our Governance Committee after considering the criteria described below under the heading “Corporate Governance, Nominating and Sustainability Committee.” We have no reason to believe that any of the listed nominees will become unavailable for election, but if for any reason that should be the case, proxies may be voted for substitute nominees.

Because this is an uncontested election of directors, a majority of votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting (number of shares voted “for” a director nominee must exceed the number of votes cast “against” the director nominee) will be required to elect the nominees for director in accordance with our Bylaws. (A plurality voting standard would apply in a contested election.) Under our Corporate Governance Guidelines, the Governance Committee will not nominate any director candidate until such director candidate has submitted in writing his or her resignation as a director, which resignation would become effective if the director candidate fails to receive the required majority vote in an uncontested election and the Board accepts such resignation. If a director candidate fails to receive the required majority vote, a special committee of independent directors will consider the resignation and make a recommendation to the Board as to whether to accept or reject such resignation. The Board will then publicly disclose its decision regarding the resignation and the rationale behind the decision.

Our Corporate Governance Guidelines generally require directors to retire at the first annual meeting that occurs after the director’s 75th birthday unless the Board (other than the affected director) waives the requirement upon the recommendation of the Governance Committee.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 7

Recommendation of the Board

Our Board of Directors recommends that holders of Common Stock vote FOR the election of the three nominees listed below to serve as Class III directors for a three-year term ending at our 2027 annual meeting of stockholders:

Rick Beckwitt

Mauro Gregorio

Michael R. Haack

Director Qualifications and Biographies

Set forth below is information about the nominees standing for election at our 2024 annual meeting, as well as our continuing directors whose terms of office do not expire at such annual meeting. The biographical information appearing below regarding the nominees for director and continuing directors has been furnished to us by the respective nominees and directors. Also included below is a brief description of how each individual’s experience qualifies him or her to serve as a director of the Company.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 8

Nominees Whose Terms Expire at our 2024 Annual Meeting

(Class III Directors)

George J. Damiris Director Since: 2016 Age: 61 Committees: Compensation

Rick Beckwitt

Retired Co-Chief Executive Officer and Co-President,
Lennar Corporation

Independent Director since 2014
Age: 65

Committees

Corporate Governance, Nominating and Sustainability (Chair); Former Member of the Audit Committee

Experience

Co-Chief Executive Officer and Co-President, Lennar Corporation (2020-2023)

Chief Executive Officer, Lennar Corporation (2018-2020)

President, Lennar Corporation (2011-2018)

Executive Vice President, Lennar Corporation (2006-2011)

Owner and Principal, EVP Capital, L.P., a venture capital and real estate advisory company (2000-2003)

Executive officer roles, including President, D.R. Horton (1993-2000)

Mergers and Acquisitions and Corporate Finance Departments, Lehman Brothers (1986-1993)

Qualifications and Expertise Provided to Our Board

•
Deep knowledge of the homebuilding and real estate industries gained through executive roles leading, managing, operating and growing the two largest homebuilding companies in the United States
•
Extensive executive, leadership and operational experience, including as the Chief Executive Officer and as a director, providing broad insight into the dynamics of a corporate board
•
Strategic planning, risk oversight, human capital, executive development, succession planning and compensation matters, and environmental, social, regulatory and governance issues
•
M&A, corporate finance and business development experience gained through numerous acquisitions undertaken by Lennar and D.R. Horton and through his experience as an investment banker

Other Boards

Ferguson Enterprises Inc. (NYSE: FERG, pending) (2024-present)

Lennar Corporation (NYSE: LEN) – Director (2018-2023)

Five Point Holdings (NYSE: FPH) – Director (2016-2020)

D.R. Horton (NYSE: DHI) – Director (1993-2003)

Education and Certifications

B.A., Psychology, Claremont McKenna College

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 9

Mauro Gregorio

President - Performance Materials and Coatings,
Dow Inc.

Independent Director since 2021
Age: 61

Committees

Audit; Corporate Governance, Nominating and Sustainability

Experience

President – Performance Materials and Coatings, Dow Inc. (2020-present)

Executive Oversight for Latin America, Dow Inc. (2019-present)

CEO – Dow Silicone Corporation f/k/a Dow Corning (2016-present)

President – Dow Consumer Solutions, Dow Inc. (2016-2020)

President – Feedstocks and Energy Business, Dow Inc. (2012-2016)

Commercial Vice President – EMEA and North America, Dow Inc. (2009-2012)

Qualifications and Expertise Provided to Our Board

•
Executive leadership experience as an officer at a Fortune 100 Company (Dow) leading multi-billion-dollar global business divisions
•
Extensive executive business management experience acquired through several leadership assignments that included supply chain, commercial, innovation and large M&A transactions
•
Deep global business leadership experience, including through international assignments in Europe and Latin America and JV board service in Asia and the Middle East
•
Breadth of business management experience from industrial commodity to specialty-oriented businesses, building inclusive growth-oriented teams
•
Implementation of leading-edge sustainability projects addressing greenhouse gas emissions and energy transition

Other Boards

Chairman USA Delegation of USA-Brazil CEO Forum (2019-present)

Mid-Michigan Health, Foundation Board (2020-present)

United Way (Great Lakes, MI) (2016-2022)

Northwood University (2017-2020)

Several Dow JVs (Korea, Japan, Kuwait, Brazil, USA)

Education and Certifications

B.S., Chemical Engineering, Escola de Engenharia Maua, Brazil

M.B.A., Northwood University

LCDA (Latino Corporate Directors Association) BoardReady Institute (BRI) program in board governance excellence

No. 1 Executive on the Yahoo Finance Empower Top 100 Ethnic Minority Senior Business Leader Role Models (2020)
– Top 10 Awardee in 2021-2023

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 10

Michael R. Haack

President and Chief Executive Officer,
Eagle Materials Inc.

Director since 2019
Age: 51

Committees

Executive

Experience

President and Chief Executive Officer, Eagle Materials Inc. (2019-present)

President and Chief Operating Officer, Eagle Materials Inc. (2018-2019)

Executive Vice President and Chief Operating Officer, Eagle Materials Inc. (2014-2018)

Global Operations Manager, Sperry Drilling, Halliburton Energy Services (2014)

Principal Global Strategic Business Manager, Sperry Drilling, Halliburton Energy Services (2013-2014)

Senior Northern Region Manager, Sperry Drilling, Halliburton Energy Services (2010-2013)

Senior Country Manager (Norway), Sperry Drilling, Halliburton Energy Services (2008-2010)

Qualifications and Expertise Provided to Our Board

•
Extensive knowledge of the Company’s operations
•
Executive, operational, supply chain and strategic planning experience gained in manufacturing and heavy industry over the past 20 years
•
Mergers and acquisitions experience, including divestitures and integration of acquired businesses
•
Deep engineering and environmental experience gained in heavy industry
•
Extensive international experience living and managing operations in foreign countries and managing remote operations globally for Halliburton, bringing a global view to decision-making and strategy
•
Extensive experience managing large operations – $3.6 billion in revenue, 8,000+ personnel with extensive network of facilities globally
•
Deep commitment and experience with establishing safety cultures, processes and procedures to enable operations to run more safely with reduced impact on the environment

Other Boards

Member of the Texas A&M University Industrial Engineering Advisory Council (2002-present)

Education and Certifications

B.S., Industrial Engineering, Purdue University

M.S., Industrial Engineering, Texas A&M University

M.B.A., Rice University

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 11

: 2011 Age: 74 Committees: Compensation (Chair)Continuing Directors Whose Terms Expire at our 2025 Annual Meeting

(Class I Directors)

Margot L. Carter Director Since: 2017 Age: 53 Committees: Compensation Governance Other Public Boards: Installed Building Products, Inc.

George J. Damiris

Retired President and Chief Executive Officer,
HollyFrontier Corporation
Holly Energy Partners, L.P.

Independent Director since 2016
Age: 64

Committees

Compensation (Chair)

Experience

President and Chief Executive Officer, HollyFrontier Corporation and Holly Energy Partners, L.P. (2016-2019)

Executive Vice President and Chief Operating Officer, HollyFrontier Corporation (2014-2016)

Senior Vice President, Supply and Marketing, HollyFrontier Corporation (2008-2014)

Vice President, Corporate Development, HollyFrontier Corporation (2007-2008)

President, INVISTA Intermediates, Koch Industries, Inc. (2004-2007)

Managing Director, Koch Capital Markets, Koch Industries, Inc. (2001-2004)

Vice President, Koch Refining Company, Koch Industries, Inc. (1997-2001)

Vice President, Koch Chemical, Koch Industries, Inc. (1994-1997)

President, Koch Gas Services, Koch Industries, Inc. (1991-1994)

Manager – Commercial Development, Koch Petroleum Group, Koch Industries, Inc. (1989-1991)

Qualifications and Expertise Provided to Our Board

•
Deep business leadership experience, including commercial and operational oversight of a regulated heavy industrial business
•
Extensive public company leadership experience, including strategic planning, capital allocation, compensation programs, succession planning, governance, investor and other stakeholder relations
•
Proven business development experience identifying, evaluating, executing and integrating various mergers, acquisitions, divestitures and capital projects

Other Boards

MRC Global Inc. (NYSE: MRC) (2021-present)

HollyFrontier Corporation (NYSE: HFC) (2015-2019)

Holly Energy Partners, L.P. (NYSE: HEP) (2016-2019)

Petroleum Service Corporation (2021-2024)

Education and Certifications

B.S., Chemical Engineering, Case Western Reserve University

M.B.A., Case Western Reserve University

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 12

Martin M. Ellen

Retired Chief Financial Officer and Executive Vice President,
Dr Pepper Snapple Group, Inc.

Independent Director since 2013
Age: 70

Committees

Audit (Chair)

Experience

Chief Financial Officer and Executive Vice President, Dr Pepper Snapple Group, Inc. (NYSE: DPS) (2010-2018)

Chief Financial Officer and Senior Vice President – Finance, Snap-on Inc. (NYSE: SNAP) (2002-2010)

Vice President and Chief Financial Officer, Cabot Microelectronics Corporation (NTSE: CBT) (2001-2002)

Senior Vice President and Chief Financial Officer, Whitman Corporation (NYSE: PAS) (1998-2001)

Chief Financial Officer of two Caremark divisions (Home Healthcare and Physician Practice Management) (1992-1998)

Chief Financial Officer, Sun Electric Corp. (1988-1992)

Chief Financial Officer, D&K Financial Corp. (1984-1988)

Senior Audit Manager, Price Waterhouse (1975-1984)

Qualifications and Expertise Provided to Our Board

•
Rigorous accounting, tax, treasury, audit, information technology and business development experience and knowledge gained from over 30 years serving as chief financial officer with public and private companies and prior experience with a major public accounting firm
•
As Chief Financial Officer, extensive executive, leadership and operational experience in strategic planning, risk oversight, executive compensation, lean and six sigma process improvement methodologies and environmental, social and governance issues
•
Very extensive M&A and business development experience gained through principal involvement in over $40 billion of acquisitions and divestitures internationally

Other Boards

Boys and Girls Clubs of Greater Dallas, Chair of Finance Committee

Education and Certifications

B.S., Accounting, University of Illinois Urbana-Champaign

M.B.A., J.L. Kellogg Graduate School of Business, Northwestern University

Certified Public Accountant

Instructor, Business Leadership Center, Southern Methodist University, Cox School of Business

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 13

David B. Powers

Retired President and Chief Executive Officer,
Eagle Materials Inc.

Director since 2016 (Independent since 2023)
Age: 74

Experience

President and Chief Executive Officer, Eagle Materials Inc. (2016-2019)

President, American Gypsum Company LLC (2005-2016)

Executive Vice President – Marketing, Sales and Distribution, American Gypsum Company LLC (2002-2005)

Prior Experience:

Operations Director, L&W Supply Corp.

Vice President of Sales and Marketing, USG Interiors

Vice President – Customer Services, USG Corp.

Qualifications and Expertise Provided to Our Board

•
Extensive executive leadership, commercial, operational, financial and strategic planning experience gained over 35 years in the gypsum wallboard industry, through service as an executive officer and director and through participation in the industry trade group, the Gypsum Association
•
Deep knowledge of the Company and its business, sales organization, operations and executive compensation program
•
Experience with mergers and acquisitions, including principal involvement in the acquisition and integration of acquired businesses, and debt financings

Education and Certifications

B.B.A., California State University – Fullerton

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 14

Continuing Directors Whose Terms Expire at our 2026 Annual Meeting

(Class II Directors)

Margot L. Carter Director Since: 2017 Age: 53 Committees: Compensation Governance Other Public Boards: Installed Building Products, Inc.

Margot L. Carter

President and Founder,
Living Mountain Capital L.L.C.

Independent Director since 2017
Age: 56

Committees

Compensation; Corporate Governance, Nominating and Sustainability; Former Member of the Audit Committee

Experience

President, Living Mountain Capital L.L.C., a business advisory consulting firm she founded in 1998. She advises and invests in companies, including Cien.ai, a cloud-based digital AI sales intelligence business, which she co-founded in 2016

Executive Vice President, Chief Legal Officer and Secretary, RealPage, Inc. (Nasdaq: RP), a leading global software and data analytics company for the real estate industry (2010-2015)

Executive Vice President and General Counsel, The Princeton Review, Inc. (Nasdaq: TPR) (2004-2007)

Executive Vice President, General Counsel and Executive Managing Director, Soundview Technology Group, Inc. (Nasdaq: SNDV) (2003-2004)

Assistant General Counsel, Cantor Fitzgerald and eSpeed, Inc. (Nasdaq: ESPD) (2001-2003)

Executive Vice President, General Counsel and Secretary, SourceHOV (Nasdaq: FYII) (1996-2000)

Corporate Finance Attorney, Morgan Lewis & Bockius (1991-1996)

Qualifications and Expertise Provided to Our Board

•
Proven executive and leadership experience, including as a C-suite executive and director of public companies, providing broad insight into the dynamics of a corporate board, strategic planning, risk oversight and human capital, executive compensation and environmental, social and governance issues
•
Deep M&A and business development experience gained through multiple acquisitions throughout her career, including while at RealPage (which she took public) and through the sale of businesses (The Princeton Review’s sale to Bain Capital Ventures and Soundview Technology Group’s sale to The Charles Schwab Corporation)
•
Industry knowledge gained through service as presiding independent director of Installed Building Products and as a director of Interior Logic Group through its sale to Blackstone
•
Rigorous financial discipline as a former member of our Audit Committee and as a member of IBP’s audit committee

Other Boards

Tyler Technologies, Inc. (NYSE: TYL) (2024-present)

Installed Building Products, Inc. (NYSE: IBP) – Presiding Independent Director, Chair of Nominating and Governance Committee and member of the Audit Committee (2014-present)

North Texas Chapter of National Association of Corporate Directors, Chair Emeritus; Chair (2022-2023)

Interior Logic Group Holdings, Inc. (2017-2021)

Education and Certifications

B.A., Economics and History, Binghamton University

J.D., Fordham University School of Law

NACD Directorship Certified (NACD.DC)

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 15

Michael R. Nicolais

Managing Partner,
Roble Drive Investment Company

Independent Director since 2001

Chairman of the Board since 2019
Age: 66

Committees

Executive; Compensation; Former Chairman of the Corporate Governance and Nominating Committee

Experience

Managing Director, Roble Drive Investment Company, a private investment firm he founded in 2020 (2020-present)

Vice Chairman and Chief Executive Officer, Highlander Partners L.P. (2017-2019)

President, Highlander Partners, L.P. (2004-2016)

Managing Director, Stephens, Inc. (2002-2004)

Partner, Olivhan Investments, L.P. (2001-2002)

Managing Director, Investment Banking Division, Donaldson, Lufkin & Jenrette Securities Corporation (1986-2000)

Qualifications and Expertise Provided to Our Board

•
Deep knowledge of capital markets, financial analysis and financial oversight experience gained through his work as an investment banker and investment manager
•
Extensive experience as a director of portfolio companies, including with respect to financial, operational and executive compensation matters
•
Extensive mergers and acquisitions experience gained through numerous acquisitions, investments and divestitures

Other Boards

Hi-Tech Systems, LLC (2022-present)

University of Puget Sound, Trustee (2018-2020)

Bevolution Corp (2016-2019)

Twitchell Corp. (2016-2019)

FDL Ltd. (2017-2019)

Biamp, Inc. (2017-2019)

Education and Certifications

B.A., Economics, Wake Forest University

M.B.A., The Wharton School, University of Pennsylvania

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 16

Mary P. Ricciardello

Retired Senior Vice President and Chief Accounting Officer,
Reliant Energy Inc.

Independent Director since 2020
Age: 68

Committees

Audit; Corporate Governance, Nominating and Sustainability

Experience

Senior Vice President and Chief Accounting Officer, Reliant Energy Inc. (1999-2002)

Vice President and Comptroller, Reliant Energy Inc. (1996-1999)

Comptroller, Reliant Energy Inc. (1993-1996)

Assistant Treasurer and Assistant Corporate Secretary, Houston Lighting & Power Company (1991-1993)

Manager, Financial Services, Houston Lighting & Power Company (1986-1990)

Qualifications and Expertise Provided to Our Board

•
Rigorous accounting, corporate finance, tax and financial experience gained as an executive officer and board member of public and private entities
•
Deep experience and knowledge acquired as an executive officer and board member, including with respect to strategic planning, corporate governance, strategic transactions, executive compensation, and environmental and social matters
•
M&A and business development experience gained through large acquisitions and divestitures (domestic and international)

Other Boards

ProPetro Holding Corp. (NYSE: PUMP) (2023-present)

Devon Energy (NYSE: DVN) (2008-2021)

Noble Corporation (NYSE: NE) (2003-2020)

EnLink Midstream (NYSE: ENLC) (2014-2018)

Midstates Petroleum (NYSE: MPO) (2010-2013)

U.S. Concrete (Nasdaq: RMIX) (2003-2010)

TriCities Chapter (Houston) of National Association of Corporate Directors, Board Leadership Fellow

University of Saint Thomas (2012-2017), Executive Committee Member, Audit and Finance Committee Chairperson

Galveston/Houston Catholic Endowment Foundation (2003-2012), Vice President and Assistant Treasurer, Executive Committee, Finance Committee

Education and Certifications

B.B.A., University of South Dakota

M.B.A. (Finance), University of Houston

Licensed Certified Public Accountant

CERT Certificate in Cybersecurity, Carnegie Mellon University (2017)

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 17

Richard R. Stewart

Retired President and Chief Executive Officer,
GE Aero Energy
General Electric Company

Independent Director since 2006

Former Chairman of the Board
Age: 74

Committees

Audit; Former Chairman of the Compensation Committee

Experience

President and Chief Executive Officer, GE Aero Energy, a division of GE Energy, and as an officer of General Electric Company (1998-2006)

President, Stewart & Stevenson Services Gas Turbine (1986-1998)

Group Vice President, Stewart & Stevenson Services Engineered Power (1986-1990)

Various roles with Stewart & Stevenson Services (1972-1986)

Qualifications and Expertise Provided to Our Board

•
Proven leadership and business experience as the former CEO of a heavy manufacturing company
•
Significant global business experience, including employees in multiple foreign countries, including with respect to executive compensation matters
•
Deep corporate governance and financial experience gained from service on the boards of other public companies (including as an audit committee chair) and as an officer with General Electric
•
Experience with corporate strategic planning and mergers and acquisitions, including divestitures and integration of acquired businesses

Other Boards

Kirby Corporation (NYSE: KEX) - Chair of Audit Committee (2008-present)

Exterran Corp. (NYSE: EXTN) (2015-2018)

Lufkin Industries, Inc. (Nasdaq: LUFK) (2009-2013)

Turbine Air Systems (2008-2020)

Plug Power Inc. (Nasdaq: PLUG) (2001-2004)

Stewart & Stevenson Services (1994-1998)

Education and Certifications

B.B.A., Finance, University of Texas at Austin

EDC, General Electric Executive Development Course

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 18

Board Meetings and Attendance Records

During the Company’s fiscal year ended March 31, 2024, our Board of Directors held four regularly scheduled meetings and no special meetings. During such fiscal year, all of the incumbent directors attended at least 75% of the meetings of the Board and the committees of the Board on which they served. In accordance with our informal policy, we anticipate that all continuing directors and nominees will attend our 2023 annual stockholders meeting. All of our then-current directors attended our 2023 annual meeting, other than Mr. Beckwitt. We strongly encourage all directors to attend our stockholder meetings. Our non-employee directors (which currently constitute all our directors, except for Mr. Haack) meet immediately after all Board meetings without management present. The Chairman presides at all executive sessions of the non-employee directors.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 19

DIRECTOR COMPENSATION

Director compensation for the 12-month period from August 2023 through July 2024 was approved by our Board of Directors in August 2023 and was unchanged from the compensation program in effect for the preceding one-year period. The Board adopted a director compensation structure in which directors who are not employees of the Company or any of our subsidiaries received compensation for their services during the 12-month period from August 2023 through July 2024 by electing one of the following two compensation package alternatives:

(1)
total compensation valued at $230,000, of which $105,000 is paid in cash fees and the remainder is provided in the form of an equity grant valued at $125,000; or
(2)
an equity grant valued at $261,500.

The value of the equity grant under either alternative is allocated between restricted stock and options to purchase Common Stock (based upon the recommendation of the Compensation Committee, which was based in part on the stated preference of the recipient) with respect to each non-employee director.

In accordance with the terms of the Eagle Materials Inc. 2023 Equity Incentive Plan (“2023 Incentive Plan”) the exercise price of stock options is set at the closing price of the Common Stock on the NYSE on the date of grant. The number of option shares granted is determined as of the date of the grant by using the Black-Scholes method. All options granted to directors in August 2023 have a ten-year term but are subject to vesting requirements, with the options becoming fully vested (exercisable) on the earliest to occur of (i) the one-year anniversary of the date of grant; (ii) the next annual meeting of the Company’s stockholders, which is at least 50 weeks after the immediately preceding year’s annual meeting; (iii) the recipient’s retirement from the Board in accordance with the Company’s director retirement policy, or earlier under such terms and conditions as approved by the Compensation Committee; (iv) the recipient’s disability as determined by the Compensation Committee; or (v) the recipient’s death.

The number of shares of restricted stock is determined as of the date of grant using the closing price of the Common Stock on the NYSE on the date of grant. The restricted stock granted to directors in August 2023 is subject to vesting requirements, with the shares becoming fully vested (unrestricted) on the earliest to occur of (i) the one-year anniversary of the date of grant; (ii) the next annual meeting of the Company’s stockholders, which is at least 50 weeks after the immediately preceding year’s annual meeting; (iii) the recipient’s retirement from the Board in accordance with the Company’s director retirement policy, or earlier under such terms and conditions as approved by the Compensation Committee; (iv) the recipient’s disability as determined by the Compensation Committee; or (v) the recipient’s death. During the restriction period the director will have the right to vote the shares. In addition, upon the vesting of the underlying shares, the director will also be entitled to accrued cash dividends with respect to such shares that were paid to holders of Common Stock during the restriction period.

Non-employee directors who chair committees of the Board of Directors receive additional annual compensation. The chairs of the Audit Committee, Compensation Committee and Governance Committee each receive a fee of $20,000 per year. The Chairman of the Board received an additional fee of $125,000 during the past year. Chairpersons who choose compensation package alternative one (part equity and part cash) receive this additional compensation in the form of cash. Chairpersons who choose compensation package alternative two (all equity) receive this additional compensation in the form of equity, in which case a 30% premium is added to such fees when valuing the equity to be received by such chairperson.

In certain prior years, equity grants were in some cases made in the form of restricted stock units, which we refer to as “RSUs.” In the case of non-employee directors who hold unvested RSUs (which currently only includes Mr. Nicolais), these directors will receive dividend equivalent units as and when the Company pays a cash dividend on the Common Stock in accordance with the terms of the RSUs.

All directors are reimbursed for reasonable expenses of attending meetings.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 20

Non-Employee Director Compensation for Fiscal Year 2024

The table below summarizes the compensation paid by the Company to our non-employee directors for the fiscal year ended March 31, 2024. Mr. Haack served as a director for the fiscal year ended March 31, 2024 but did not receive any additional compensation for such service, and his compensation as our Chief Executive Officer is included in the Fiscal 2024 Summary Compensation Table below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Rick Beckwitt(3)	—	287,792	—	287,792
Margot L. Carter(4)	35,000	261,629	—	296,629
George J. Damiris(5)	—	287,792	—	287,792
Martin M. Ellen(6)	125,000	125,086	—	250,086
Mauro Gregorio(4)	—	261,629	—	261,629
Michael R. Nicolais(7)	—	318,157	106,060	424,217
David B. Powers(8)	105,000	125,086	—	230,086
Mary P. Ricciardello(4)	—	261,629	—	261,629
Richard R. Stewart(8)	105,000	125,086	—	230,086

(1)
The amounts in this column reflect the value of restricted stock awards made to the directors in the fiscal year ended March 31, 2024 and are consistent with the grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Accounting Standards Certification ("FASB ASC") Topic 718. For assumptions used in determining these values, refer to footnote (K) to the Company’s audited financial statements for the fiscal year ended March 31, 2024, included in the Company’s Annual Report on Form 10-K filed with the SEC on May 22, 2024 (“Fiscal 2024 Form 10-K”).
(2)
The amounts in this column reflect the value of option awards made to the directors in the fiscal year ended March 31, 2024 and are consistent with the grant date fair value of the awards computed in accordance with FASB ASC Topic 718. For assumptions used in determining these values, refer to footnote (K) to the Company’s audited financial statements for the fiscal year ended March 31, 2024, included in the Fiscal 2024 Form 10-K.
(3)
Mr. Beckwitt is the Chair of the Governance Committee. He elected to receive 100% of his director compensation in the form of equity (including his chairperson fee).
(4)
Mses. Carter and Ricciardello and Mr. Gregorio elected to receive 100% of their director compensation in the form of equity. The cash reflected for Ms. Carter represents the tail end of her prior-year election, when she selected the compensation package where she received a portion of her director compensation in the form of equity and a portion in cash.
(5)
Mr. Damiris is the Chair of the Compensation Committee. He elected to receive 100% of his director compensation in the form of equity (including his chairperson fee).
(6)
Mr. Ellen is Chair of the Audit Committee. He selected the compensation package where he receives a portion of his director compensation in the form of equity and a portion in cash. Mr. Ellen received his chairperson fee in cash.
(7)
Mr. Nicolais served as Chairman of the Board during fiscal 2024. He elected to receive 100% of his director compensation in the form of equity (including his chairperson fee).
(8)
Messrs. Powers and Stewart selected the compensation package where they receive a portion of their director compensation in the form of equity and a portion in cash.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 21

The following chart shows the number of outstanding stock options, RSUs and shares of restricted stock held by each non-employee director as of March 31, 2024.

Name	Stock Options(1)	RSUs(2)	Restricted Stock(3)
Rick Beckwitt	2,070	—	5,912
Margot L. Carter	—	—	1,370
George J. Damiris	—	—	1,507
Martin M. Ellen	—	—	2,507
Mauro Gregorio	—	—	1,370
Michael R. Nicolais	16,508	3,958	7,034
David B. Powers	—	—	655
Mary P. Ricciardello	4,747	—	1,370
Richard R. Stewart	—	—	4,205

(1)
All of these stock options were fully exercisable as of March 31, 2024, except for 1,348 of Mr. Nicolais's stock options, which will vest on the earliest to occur of (i) August 3, 2024; (ii) the next annual meeting of the Company’s stockholders, which is at least 50 weeks after the immediately preceding year’s annual meeting; (iii) Mr. Nicolais’s retirement from the Board in accordance with the Company’s director retirement policy, or earlier under such terms and conditions as approved by the Compensation Committee; (iv) Mr. Nicolais’s disability as determined by the Compensation Committee; or (v) Mr. Nicolais’s death.
(2)
The RSUs granted to non-employee directors (and any accrued dividend equivalent RSUs) are not payable until the non-employee director’s service on the board terminates because of the director’s death or the director’s retirement in accordance with the Company’s director retirement policy, or under such circumstances as are approved by the Compensation Committee. The number of RSUs reflected in this column includes the following aggregate dividend equivalent units, which are accrued by holders of our RSUs at any time we pay a cash dividend on our Common Stock: Mr. Nicolais – 658 RSUs.
(3)
The restrictions on the following restricted stock awards (made prior to fiscal 2024) will not lapse until the non-employee director’s service on the board terminates because of the director’s death or the director’s retirement in accordance with the Company’s director retirement policy, or under such circumstances as are approved by the Compensation Committee: Mr. Beckwitt - 4,405 shares; Mr. Ellen - 1,852 shares; Mr. Nicolais - 5,368 shares; and Mr. Stewart - 3,550 shares. Any cash dividends declared and paid by the Company during the restricted period are paid in cash with respect to such prior restricted stock grants. The remaining restricted shares reflected in the table were granted in fiscal 2024 and will vest on the earliest to occur of (i) August 3, 2024; (ii) the next annual meeting of the Company’s stockholders, which is at least 50 weeks after the immediately preceding year’s annual meeting; (iii) the recipient’s retirement from the Board in accordance with the Company’s director retirement policy, or earlier under such terms and conditions as approved by the Compensation Committee; (iv) the recipient’s disability as determined by the Compensation Committee; or (v) the recipient’s death. Upon the vesting of the fiscal 2024 shares, the director will be entitled to accrued cash dividends with respect to such shares that were paid to holders of Common Stock during the restriction period.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 22

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and Chief Executive Officer (“CEO”) are performed by two different individuals. Mr. Haack, our CEO, focuses on the day-to-day operation of the Company’s businesses and also participates in long-term strategy and development. Mr. Nicolais, our Chairman, oversees the Company’s general strategic direction and leads and manages the Board. In particular, Mr. Nicolais (i) presides at Board meetings; (ii) approves agendas and adds agenda items for Board meetings and meetings of independent directors; (iii) acts as liaison between independent directors and the CEO; (iv) presides over executive sessions of independent directors; (v) where appropriate, engages and consults with major shareholders and other constituencies; (vi) meets one-on-one with the CEO following executive sessions of independent directors; and (vii) guides the Board in its consideration of CEO succession.

As part of its primary risk management function, the Audit Committee oversees the preparation by management of a risk report on a quarterly basis. However, our entire Board of Directors is also involved in the oversight of management’s efforts to identify, evaluate and manage risks on behalf of the Company, and the Board discusses these topics with management and the Audit Committee throughout the year. Further, the independent directors address risk management in executive sessions without management present. As appropriate in the context of their chartered roles, the Board’s other committees also perform risk management and oversight activities during the year. For example, the Governance Committee is responsible for overseeing governance issues that may create governance risks, such as board composition, director selection and other governance policies and practices that are critical to the success of the Company.

Cybersecurity Risk Oversight

At quarterly Audit Committee meetings (at which the rest of the Board is also present), management provides updates on cybersecurity, including third-party engagement regarding the cybersecurity landscape and emerging threats, the results of annual cybersecurity training for all personnel with network access, and the results of periodic employee phishing exercises. As part of its insurance program, the Company maintains cyber insurance. The Company has no indication of a material cybersecurity breach within the past three fiscal years that would have had a material impact on our business or results of operations. For additional information, see Part I, Item 1C of our Annual Report on Form 10-K for the year ended March 31, 2024, filed with the SEC on May 22, 2024.

Risk Assessment in Compensation Programs

Consistent with SEC disclosure requirements, management, the Compensation Committee and the Board have assessed the Company’s compensation programs. Based upon all of the facts and circumstances available to the Company at the time of the filing of this Proxy Statement, the Board has concluded that risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company or encourage unnecessary and excessive risk-taking.

This assessment was overseen by the Compensation Committee, in consultation with management. The Board reviewed the compensation policies and practices in effect for our executive officers, senior management and other employees and assessed the features the Company has built into the compensation programs and other programs and policies to discourage excessive risk-taking. These features include, among other things, a balance among different elements of compensation, use of different performance metrics for different elements of compensation, restrictions on pricing authority, review and approval of material contracts, and stock ownership guidelines for senior management.

Oversight of Sustainability Matters

Our Board is committed to effective oversight of sustainability matters, including our climate-related risks, and ensuring progress across our sustainability initiatives. In particular, pursuant to its charter, our Governance Committee has formal responsibility for leading the Board’s oversight of these matters in coordination with management and other Board committees as appropriate. The Governance Committee’s sustainability oversight responsibilities include providing updates and making recommendations to the Board regarding current and emerging sustainability trends affecting the Company’s business, reviewing the Company’s environmental initiatives related to sustainability and climate change impacts and overseeing and reviewing the Company’s public disclosures on sustainability matters and related metrics (including, for example, the Company’s Sustainability Report, which is hosted on the Company’s website). The Governance Committee reviews sustainability matters at its regular quarterly meetings. Our Board is supported in its oversight by our CEO and other senior executives across functions including executive management, operations, engineering, legal and investor relations. Working together, our Board and management ensure we are implementing and properly disclosing a responsible climate and sustainability strategy that serves the best interests of the Company and its stakeholders.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 23

Director Orientation and Continuing Education

Upon joining our Board, as part of our onboarding process, new directors are provided background materials, attend meetings with management and are invited to tour our operating facilities. This orientation enables new directors to become familiar with our business and strategic plans, significant financial matters, core values, compliance programs, corporate governance practices and other key policies and practices, including workplace safety, risk management, investor relations and sustainability efforts.

Continuing education opportunities are provided to keep directors updated with information about our industry, corporate governance developments, critical strategic issues facing the Company, changes in regulations applicable to the Company and significant changes in institutional investor sentiment and/or proxy advisory firm policies. Updates are included as part of quarterly Board and Committee meetings, and from time to time, external advisers are invited to present such updates. The Company provides frequent opportunities for the Board or individual directors to engage with team leaders in different functional areas of the Company and visit Company facilities in order to support greater understanding of the Company's business, strategy and operations. Directors also participate in the National Association of Corporate Directors (NACD), of which the Company is a member.

Board Committees

The standing committees of our Board of Directors include the Audit Committee, the Compensation Committee, the Governance Committee and the Executive Committee. The following table lists the chairperson and members of each committee as of March 31, 2024, and the number of meetings held by each committee during the fiscal year ended March 31, 2024:

Director	Audit	Compensation	Governance	Executive
Rick Beckwitt			Chair
Margot L. Carter		Member	Member
George J. Damiris		Chair
Martin M. Ellen	Chair
Mauro Gregorio	Member		Member
Michael R. Haack				Member
Michael R. Nicolais		Member		Chair
David B. Powers
Mary P. Ricciardello	Member		Member
Richard R. Stewart	Member
Number of Meetings in Fiscal 2024	7	9	4	-

Audit Committee

Our Board has a standing Audit Committee, composed of at least three independent directors. Our Audit Committee assists the Board in fulfilling its responsibility to oversee the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications, independence and appointment of our independent auditors, the performance of our internal audit function and independent auditors and the assessment of risks, including cybersecurity risks. Our Audit Committee is governed by an amended and restated Audit Committee charter, a copy of which may be viewed on our website at www.eaglematerials.com and will be provided free of charge upon written request to our Secretary at our principal executive office. This reference to our website is intended to inform investors where they may obtain additional information; the materials and other information presented on our website are not incorporated in and should not be considered part of this proxy statement.

Our Board has determined that each member of our Audit Committee is independent within the meaning of applicable (1) corporate governance rules of the NYSE and (2) requirements set forth in the Exchange Act and the applicable SEC rules. In addition, our Board has determined that each member of our Audit Committee satisfies applicable NYSE standards for financial literacy and that, based on his auditing and financial experience, including over 25 years of experience as a chief financial officer with public and private companies and prior experience with a major public accounting firm, the Chair of the Audit Committee, Mr. Ellen, is an audit committee financial expert within the meaning of the rules of the SEC.

Unless otherwise determined by the Board, no member of our Audit Committee may serve as a member of an audit committee of more than two other public companies.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 24

Certain key functions and responsibilities of our Audit Committee are to:

•
select, appoint, compensate, evaluate, retain and oversee the independent auditors engaged for purposes of preparing or issuing an audit report or related work or performing other audit, review, or attestation services for us;
•
obtain and review, at least annually, a formal written statement from our independent auditors describing all relationships between our auditors and the Company and engage in a dialogue with our auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors and to recommend appropriate action in response to the reports to our Board;
•
pre-approve all audit engagement fees and terms and all permissible non-audit services provided to us by our independent auditors, in accordance with the committee’s policies and procedures for pre-approving audit and non-audit services;
•
establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;
•
discuss our annual audited financial statements, quarterly financial statements and other significant financial disclosures with management and our independent auditors;
•
discuss with management the types of information to be disclosed and the types of presentations to be made in our earnings press releases, as well as the financial information and earnings guidance we provide to analysts and rating agencies;
•
annually review and assess the performance of the Audit Committee and the adequacy of its charter;
•
discuss policies with respect to risk assessment and risk management;
•
consider the effectiveness of our internal control systems, including information technology security and control; and
•
prepare the report that is required to be included in our annual proxy statement regarding review of financial statements and auditor independence.

Our Audit Committee’s report on our financial statements for the fiscal year ended March 31, 2024 is presented below under the heading "Audit Committee Report."

Our Audit Committee meets separately with our independent auditors and with members of our internal audit staff outside the presence of the Company’s management or other employees to discuss matters of concern, to receive recommendations or suggestions for change and to exchange relevant views and information.

Compensation Committee

Our Board’s Compensation Committee is composed of independent directors who meet the corporate governance standards of the NYSE, including the enhanced NYSE independence requirements for directors serving on compensation committees, and who qualify as non-employee directors within the meaning of Rule 16b-3(b)(3) of the Exchange Act.

Under its amended and restated charter, the primary purposes of our Compensation Committee are to assist the Board in discharging its responsibilities relating to compensation of our Chief Executive Officer and other senior executives and to direct the preparation of the reports regarding executive compensation that the rules of the SEC require to be included in our annual proxy statement. You may review our charter on our website at www.eaglematerials.com - and a copy of which will be provided to you free of charge upon written request to our Secretary at our principal executive office. This reference to our website is intended to inform investors where they may obtain additional information; the materials and other information presented on our website are not incorporated in and should not be considered part of this proxy statement.

The Compensation Committee is authorized to hire outside advisers after considering all factors relevant to the adviser’s independence from management. For additional information regarding outside advisers engaged by the Compensation Committee, please see “Compensation Discussion and Analysis” below.

Certain key functions and responsibilities of our Compensation Committee are to:

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 25

•
periodically review and make recommendations to our Board as to our general compensation philosophy and structure, including reviewing the compensation programs for senior executives and all of our benefit plans to determine whether they are properly coordinated and achieve their intended purposes;
•
annually review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluate his or her performance as measured against such goals and objectives and to set salary and other cash and equity compensation for our Chief Executive Officer based on such evaluation;
•
review and, after the end of the fiscal year and in consultation with our Chief Executive Officer, approve the compensation of our senior executive officers who are required to make disclosures under Section 16 of the Exchange Act (“senior executive officers”);
•
administer the Company’s compensation plans for which it is named as plan administrator, including our 2023 Incentive Plan;
•
report on compensation policies and practices with respect to our executive officers as required by SEC rules;
•
review and recommend to the Board the compensation of non-employee directors;
•
recommend stock ownership guidelines and monitor compliance therewith; and
•
review and assess the performance of the Compensation Committee and the adequacy of its charter annually and recommend any proposed changes to the Board.

In accordance with the terms of our 2023 Incentive Plan, the Compensation Committee has delegated to the Special Situation Equity Award Committee (whose sole member is our CEO) the authority to grant time-vesting stock options and restricted stock in certain circumstances. Under this authorization, the Special Situation Equity Award Committee may grant stock options and restricted stock to employees under terms set by the Compensation Committee. This authority for fiscal 2024 was limited to an aggregate of up to 60,000 stock options and up to 25,000 shares of restricted stock, no one individual may receive more than 15,000 options and 6,250 shares of restricted stock, and senior executive officers may not receive awards pursuant to this authority. Awards granted in fiscal 2024 under this delegation of authority vest approximately 33% per year commencing on the first anniversary of the grant date. During fiscal 2024, no stock options were granted to employees under this authority out of a maximum of 60,000, and 2,737 shares of restricted stock were granted out of a maximum of 25,000.

Our Compensation Committee’s report for the fiscal year ended March 31, 2024 is presented below under the heading “Compensation Committee Report."

Our Compensation Committee meets as often as it deems appropriate, but no less than twice per year.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee had a relationship during the fiscal year ended March 31, 2024 that requires disclosure as a Compensation Committee interlock. Messrs. Damiris and Nicolais and Ms. Carter served on our Compensation Committee during the fiscal year ended March 31, 2024.

Corporate Governance, Nominating and Sustainability Committee

Our Board’s Governance Committee is composed of independent directors who meet the corporate governance standards of the NYSE. The primary purposes of this committee are: (1) to advise and counsel our Board and management regarding, and oversee, our governance, including our Board’s selection of directors; (2) to develop and recommend to the Board a set of corporate governance principles for the Company; (3) to oversee the evaluation of our Board and management; and (4) to oversee the Company’s initiatives, opportunities, risks and reporting on material ESG matters.

Our Governance Committee has adopted a written charter, and our Board has also adopted Corporate Governance Guidelines. Both the Governance Committee charter and the Corporate Governance Guidelines may be viewed on our website at www.eaglematerials.com and will be provided free of charge upon written request to our Secretary at our principal executive office. This reference to our website is intended to inform investors where they may obtain additional information; the materials and other information presented on our website are not incorporated in and should not be considered part of this proxy statement.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 26

Certain key functions and responsibilities of our Governance Committee are to:

•
develop, periodically review and recommend to the Board a set of corporate governance guidelines for the Company;
•
periodically review corporate governance matters generally and recommend action to the Board where appropriate;
•
review and assess the adequacy of its charter annually and recommend any proposed changes to our Board for approval;
•
monitor the quality and sufficiency of information furnished by management to our Board;
•
actively seek, recruit, screen, and interview individuals qualified to become members of the Board, and consider management’s recommendations for director candidates;
•
evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board;
•
establish and periodically re-evaluate criteria for Board membership;
•
recommend to the Board the director nominees for each annual stockholders’ meeting;
•
recommend to the Board nominees for each committee of the Board; and
•
in coordination with management and other Board committees, as appropriate, review and oversee the Company’s initiatives, opportunities, risks and reporting with respect to material ESG matters (including those relating to climate risk and sustainability).

The Governance Committee initiates and oversees an annual evaluation of the effectiveness of the Board and each committee, as well as the composition, organization (including committee structure, membership and leadership) and practices of the Board. The format of this evaluation varies from year-to-year, as determined by the Governance Committee each year. In some years, discussion questions are circulated prior to a meeting for discussion at the meeting. In other years, the chair of the Governance Committee conducts one-on-one interviews with each director and synthesizes the take-aways from those conversations at a meeting. In the most-recent year, directors reacted to a series of questions with a score/ranking, which then sparked further in-person discussion at a meeting. Part of the Governance Committee’s self-evaluation process involves an assessment of the effectiveness of the Company’s corporate governance policies, which includes the Company’s policies surrounding diversity.

Among the criteria the Governance Committee uses in evaluating the suitability of individual nominees for director (whether such nominations are made by management, a stockholder or otherwise) are their integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties and the likelihood that he or she will be able to serve on the Board for a sufficient period of time to make a meaningful contribution. The Governance Committee also gives consideration to whether the nominees and Board members reflect a diversity in perspectives, backgrounds, business experiences, professional expertise, gender and ethnic background. The Governance Committee’s charter provides that, subject to its fiduciary duties and applicable laws and regulations, when searching for new directors, the Governance Committee will identify qualified diverse candidates, including women and individuals from minority groups, to include in the pool of candidates from which director nominees are chosen. The Governance Committee has made progress with regard to diversity on the Board—its three most-recent independent director appointments have been diverse candidates.

Members of the Governance Committee, other members of the Board or executive officers may, from time to time, identify potential candidates for nomination to our Board. All proposed nominees, including candidates recommended for nomination by stockholders in accordance with the procedures described below, will be evaluated in light of the criteria described above and the projected needs of the Board at the time. As set forth in its charter, the Governance Committee may retain a search firm to assist in identifying potential candidates for nomination to the Board of Directors.

Our Governance Committee will consider candidates recommended by stockholders for election to our Board. A stockholder who wishes to recommend a candidate for evaluation by our Governance Committee should forward the candidate’s name, business or residence address, principal occupation or employment and a description of the candidate’s qualifications to the Chairman of the Governance Committee at the following address: Eagle Materials Inc., Attention: Secretary, 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225.

Our Bylaws provide that only persons who are eligible for election as directors are candidates nominated (a) by our Board (or a committee thereof, such as the Governance Committee) or (b) by a stockholder in accordance with certain procedures set forth in our Bylaws. Any stockholder wishing to receive a copy of our Bylaws should direct a written request to our Secretary at the Company’s principal executive offices. No nominees for election to the Board at our 2024 annual meeting of stockholders were submitted by stockholders.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 27

Executive Committee

The principal function of our Board’s Executive Committee is to exercise all of the powers of the Board to direct our business and affairs between meetings of the Board, except that the Executive Committee may not amend our Certificate of Incorporation or Bylaws, adopt an agreement of merger or consolidation under Delaware law, recommend the sale of all or substantially all of our assets or recommend the dissolution of the Company or the revocation of a dissolution. In addition, unless authorized by resolution of our Board of Directors, the Executive Committee may not declare a dividend, authorize the issuance of stock or adopt a certificate of ownership and merger under Delaware law.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 28

How to Contact Our Board

Shareholders and other interested parties can communicate directly with our Board, a committee of our Board, our independent directors as a group, our Chairman of the Board or any other individual member of our Board by sending the communication to Eagle Materials Inc., 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225, to the attention of the director or directors of your choice (e.g., Attention: Chairman of the Board of Directors or Attention: All Independent Directors, etc.). We will relay communications addressed in this manner as appropriate. Communications addressed to the attention of the entire Board are forwarded to the Chairman of the Board for review and further handling.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 29

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Following are the names, ages as of the date of this Proxy Statement and principal occupations of each person who was an executive officer of the Company during the fiscal year ended March 31, 2024 and who is not also a member of our Board. All of these persons were elected to serve until the next annual meeting of our Board or until their earlier resignation or removal.

D. Craig Kesler

Age: 48

Position: Executive Vice President – Finance and Administration and Chief Financial Officer (has held current office since August 2009; Vice President – Investor Relations and Corporate Development from March 2005 through August 2009; Audit Manager with Ernst & Young LLP from April 2002 through September 2004).

Matt Newby

Age: 47

Position: Executive Vice President, General Counsel and Secretary (has held current office since June 2022; Associate General Counsel from June 2012 through May 2022).

Eric Cribbs

Age: 52

Position: President – American Gypsum Company LLC (has held current office since June 2023; Executive Vice President of Concrete & Aggregates, Advanced Cementitious Materials, Logistics, and Procurement & Materials from January 2021 until June 2023; Vice President of Concrete and Aggregates, Safety, Logistics, and Procurement & Materials from January 2020 until January 2021; Vice President of Concrete and Aggregates from November 2018 until January 2020).

Tony Thompson

Age: 51

Position: Senior Vice President, Cement East (has held current office since 2019; Vice President - Cement, Concrete & Aggregates East Region from 2018 until 2019; President of Texas Lehigh Cement Company LP from 2010 until 2018).

William R. Devlin

Age: 58

Position: Senior Vice President, Controller and Chief Accounting Officer (has held current office since August 2009; Vice President and Controller from October 2005 through August 2009; Director of Internal Audit from September 2004 through September 2005; Senior Manager with PricewaterhouseCoopers LLP from July 1999 through August 2004).

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 30

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management, which has the responsibility for preparing the Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Fiscal 2024 Form 10-K.

Compensation Committee

George J. Damiris, Chairman

Margot L. Carter

Michael R. Nicolais

This report of the Compensation Committee does not constitute soliciting material and should not be considered to be filed or incorporated by reference into any of the other Company filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically requests that the information be treated as soliciting material or specifically incorporates this report by reference therein.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 31

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis is intended to provide investors with a better understanding of our compensation policies and decisions during fiscal 2024. The Compensation Committee strives to establish a strong link between pay and performance in order to better align our compensation program with the financial interests of our stockholders. The Compensation Committee’s decision-making was guided by long-standing principles, including aligning pay with performance; driving business results and long-term shareholder value; and paying competitively, while mitigating compensation-related risk and supporting effective succession planning.

The Compensation Committee is firmly committed to providing our executives with compensation opportunities that are tied to Company performance and stockholder value creation. We encourage our stockholders to review the complete description of the Company’s executive compensation program prior to casting a vote on this year’s say-on-pay advisory vote proposal (Proposal No. 2).

Our Year in Review

Focus on Strong Performance and Sustainability

In fiscal 2024, Eagle again generated strong financial performance, achieving record revenue of $2.3 billion and record diluted earnings per share of $13.61. Our strong results contributed to our impressive total shareholder returns (TSR), which was approximately 86% for the fiscal year, significantly outpacing our peers’ returns, e.g., the Dow Jones US Building Materials & Fixtures industry index. The Company's accomplishments this year are a testament to the operating strength of our businesses and the focus of our talented people. Our safety performance also continued to outperform the industry average.

During the fiscal year, the Company also made meaningful progress on several sustainability initiatives. Although primarily the responsibility of the Governance Committee, sustainability remained a focus of the Compensation Committee, which included items in the goals and objectives of the executive team to engage and align their efforts in these areas. Approximately half of our Chief Executive Officer’s annual cash incentive award related to factors advancing the Company’s sustainability priorities—including overseeing publication of the Company’s Sustainability Report in February 2024; continued development of our Portland Limestone Cement product, which has lower carbon intensity than standard cement with similar performance attributes; and increased use of alternative fuels.

Named Executive Officers

The following persons were Named Executive Officers for fiscal year 2024:

Michael R. Haack President and Chief Executive Officer

D. Craig Kesler Executive Vice President – Finance and Administration and Chief Financial Officer

Matt Newby Executive Vice President, General Counsel and Secretary

Eric Cribbs President, American Gypsum Company

Tony Thompson Senior Vice President, Cement East

Robert S. Stewart Retired Executive Vice President – Strategy, Corporate Development and Communications

Steven L. Wentzel Retired President, American Gypsum Company

Leadership Transitions

During fiscal year 2024, we experienced two retirements involving our Named Executive Officers, each as contemplated by our ongoing succession planning. Effective on June 1, 2023, Steven L. Wentzel retired from his position as President of American Gypsum, and effective July 3, 2023, Robert S. Stewart retired from his position as Executive Vice President – Strategy, Corporate Development and Communications. Their respective successors were in position at the time of their retirement to ensure a smooth transition of their duties.

For each of the retiring officers, the Board determined that his departure constituted a Board-approved retirement from service, and therefore, pursuant to the terms of the award agreements, his outstanding restricted stock (both time-vesting awards and performance-vesting awards for which the performance condition had been satisfied) accelerated vesting upon retirement, and Mr. Wentzel's outstanding

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 32

stock options will survive for the remaining term following retirement. The value of these retirement-related items is reflected in the fiscal 2024 compensation for Messrs. Wentzel and Stewart in the Fiscal 2024 Summary Compensation Table below.

Compensation Philosophy

Our Core Tenet: Pay for Performance

Our compensation philosophy is based on the principles that executive compensation should:

•
Align the interests of our executives with those of our stockholders,
•
Reflect the Company’s performance as well as the executive’s individual performance,
•
Motivate management to achieve the Company’s operational and strategic goals,
•
Reward performance by both our executives and the Company relative to our peers’ performance in light of business conditions, and
•
Be designed to attract, retain and motivate highly qualified and talented executives over time.

We believe that a significant portion of an executive’s compensation should be “at risk” – that is, contingent on the achievement of performance goals and other important company objectives, such as in the areas of sustainability or safety, and the individual’s performance and continued employment. Our performance-based compensation philosophy is evidenced by the charts below showing that 86% of our Chief Executive Officer’s target compensation opportunity for fiscal 2024 and 73% of our other Named Executive Officers’ (excluding Messrs. Stewart and Wentzel, who retired early in the fiscal year) target compensation opportunity for fiscal 2024 was performance-based or at-risk.

## CEO Pay (Fiscal 2024)

1%
13%
26%
30%
30%
Base Pay (13%)
Annual Incentive Bonus (performance) (26%)
Long-term (performance equity) (30%)
Long-term (time vest equity) (30%)
Other Comp (1%)

## Other NEO Pay (Average) (Fiscal 2024)

3%
24%
32%
20%
21%
Base Pay (24%)
Annual Incentive Bonus (performance) (32%)
Long-term (performance equity) (20%)
Long-term (time vest equity) (21%)
Other Comp (3%)

To achieve our compensation objectives for fiscal 2024, our executive compensation program used a combination of short-term and long-term elements: (1) annual salary, (2) annual cash incentive award, and (3) long-term incentive compensation in the form of restricted stock, both with time and performance vesting conditions. Each element of long-term and short-term compensation is discussed more fully below under the heading “Primary Elements of Executive Compensation." The key features of our executive compensation program include the following:

(1)
We seek to align the interests of executives with those of our stockholders by:
•
Creating a direct and substantial link between the executive’s annual cash incentive award and our annual operating earnings,
•
Structuring long-term compensation as equity awards, so that executives have an appropriate incentive to contribute to the creation of long-term stockholder value, and
•
Requiring executives to meet stock ownership guidelines that will result in each executive holding a meaningful equity stake in the Company.
(2)
We seek to encourage improved performance by:

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 33

•
Establishing our annual cash incentive award potential based on our operating earnings, with the ability for the Compensation Committee to reduce the award based on individual performance goals, and
•
Tying the ability to earn a substantial portion of our equity-based awards to the achievement of financial goals.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 34

Our Compensation Practices

Pay-for-performance is a longstanding core tenet of our compensation philosophy and one of the keys to Eagle’s long-term success. For years, our executive compensation programs have incorporated pay-for-performance and many other compensation best practices, including the following:

Things We Do	Things We Don’t Do

Align officer pay with performance.

Provide limited perquisites.

Provide our executives a defined contribution Retirement Plan determined on the same basis as the benefits provided to all salaried employees.

Maintain stock ownership guidelines requiring executives to align their long-term interests with those of our stockholders.

Maintain recoupment (clawback) policies allowing the Company to pursue recovery of incentive-based compensation (whether cash or equity) in certain circumstances.

Have employment agreements currently in effect with our executives.

Provide tax gross-ups with respect to payments made in connection with a change in control.

Provide defined benefit plans for our executives.

Allow re-pricing of options (prohibited under our 2023 Incentive Plan without stockholder approval).

Allow employees or executives to speculate in our securities or engage in transactions designed to hedge their ownership interests (prohibited under our Insider Trading Policy).

Allow employees or executives to pledge our securities as collateral for a loan or hold our securities in a margin account (prohibited under our Insider Trading Policy).

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 35

Determining Executive Compensation

Advisory Vote on Executive Compensation; Central Role of Stockholder Engagement

We value feedback from our stockholders and regularly engage in a dialogue with a significant portion of our stockholders throughout the fiscal year to better understand their opinions on our business strategy and objectives and to obtain feedback regarding other matters of investor interest, such as executive compensation and sustainability matters. The Company’s newly-published Sustainability Report was a topic of engagement during fiscal 2024.

At the 2023 Annual Meeting of Stockholders, the Company’s stockholders voted to approve a non-binding advisory resolution approving the compensation paid to our Named Executive Officers as disclosed in the proxy statement for the 2023 Annual Meeting of Stockholders. This “say-on-pay” proposal received the approval of approximately 90.2% of the votes cast.

Stockholder support of the executive compensation program (reflected through the 2023 say-on-pay vote results) has remained strong; however, we elected to revise certain aspects of our program. Following a comprehensive review of the Company’s compensation programs during the course of the previous fiscal year and taking into consideration stockholder feedback, the Compensation Committee (i) made some modifications to the Company’s compensation programs in fiscal 2024, as described in greater detail below—including individual limitations on amounts payable under annual cash incentive award programs and the introduction of multi-year performance periods for long-term equity awards; and (ii) made additional modifications to long-term incentive compensation as described below under "Fiscal 2025 Compensation Developments."

Authority of the Compensation Committee

Our Compensation Committee meets regularly (nine times in fiscal 2024) to oversee and administer the compensation program of the CEO and the other senior executive officers. See “Board Committees — Compensation Committee” above. The senior executive officers include all of the Named Executive Officers. In particular, the Compensation Committee is charged with the responsibility to:

•
Review and make recommendations regarding our general compensation philosophy and structure;
•
Annually review and approve corporate goals and objectives relevant to the compensation of our CEO;
•
Evaluate our CEO’s performance in light of such goals and objectives;
•
Set the salary and other cash and equity compensation for our CEO based on such evaluation;
•
Review and approve the compensation of our other senior executive officers;
•
Administer each of our plans for which our Compensation Committee has administrative responsibility;
•
Grant cash awards (including annual cash incentive awards) under our annual cash incentive award programs and equity awards (including options, restricted stock and restricted stock units) under our equity incentive plans to our officers and other key employees;
•
Review and recommend to the Board the compensation of our non-employee directors; and
•
Recommend to the Board stock ownership guidelines for our executive officers and non-employee directors and monitor compliance therewith.

The Compensation Committee consists solely of directors who are independent under the NYSE listing standards (including the enhanced independence requirements for compensation committee members). The Compensation Committee is authorized to hire such outside advisors as it deems appropriate. The Compensation Committee’s charter may be found in the “Investor Relations/Corporate Governance” section of our website www.eaglematerials.com. This reference to our website is intended to inform investors where they may obtain additional information; the materials and other information presented on our website are not incorporated in and should not be considered part of this proxy statement.

The Compensation Committee sets compensation for the Named Executive Officers on an annual basis. In general, the process for setting compensation involves the following steps:

As early as practicable after the beginning of each fiscal year, the Compensation Committee determines:

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 36

(1)
the salary of each Named Executive Officer for such fiscal year;
(2)
the overall size of the annual cash incentive award pools based on a percentage of operating earnings or EBITDA in which the Named Executive Officers will have the opportunity to participate during such year and the percentage of the pool assigned to each Named Executive Officer;
(3)
whether the Compensation Committee will make any long-term incentive compensation awards in such fiscal year;
(4)
if the Compensation Committee decides to make long-term compensation awards for such fiscal year, the amount, nature of and terms applicable to such awards, including the form any such awards will take (e.g., options, restricted stock, restricted stock units and/or cash), the performance- or time-vesting criteria (or both) that will apply to any such awards, and the exercisability or payment schedules that will apply to any such awards if the performance criteria are satisfied; and
(5)
the Eagle Materials Special Situation Program (described below) for such fiscal year and the overall funding levels for such program based on operating earnings.

For fiscal 2024, the Compensation Committee made these determinations at two meetings held early in the fiscal year, in May 2023.

After the end of the fiscal year, the Compensation Committee then:

(1)
reviews and approves the annual cash incentive award pools;
(2)
determines the extent to which the performance criteria for the prior fiscal year applicable to any long-term incentive awards were satisfied;
(3)
determines the amount of the downward adjustment, if any, to be made to the annual cash incentive award payment to each Named Executive Officer based on individual performance; and
(4)
if applicable, makes awards under the Eagle Materials Special Situation Program.

The Compensation Committee made these determinations for fiscal 2024 at two meetings held after the completion of the fiscal year, in May 2024.

Role of Management

Our CEO participates in the administration of our compensation program for Named Executive Officers, other than himself. The CEO is not present during discussions of his own compensation by the Compensation Committee. Following the end of each fiscal year, the CEO provides input to the Compensation Committee on the performance of each of the other Named Executive Officers during the fiscal year and recommends compensation adjustments (salary adjustments for the upcoming fiscal year, any downward adjustments to annual cash incentive award levels for the recently completed fiscal year, and annual cash incentive award levels for the upcoming fiscal year) and, if applicable, long-term incentive award levels for such Named Executive Officers. The CEO also provides input on the structure of our long-term incentive awards (if any) for such Named Executive Officers, including the long-term incentive award levels and the performance or other criteria that determine vesting and other terms and conditions applicable to the awards. The Compensation Committee considers the CEO’s input, along with other information presented by its independent compensation consultants or otherwise available to it, in making its final compensation decisions with respect to the Named Executive Officers.

Engagement of an Independent Compensation Consultant

In February 2023, the Compensation Committee engaged Meridian Compensation Partners (“Meridian”) to review levels and incentive components of our executives’ compensation in an effort to align the compensation of our officers competitively with the market for fiscal 2024. The primary role of Meridian was to provide the Compensation Committee with market data and information regarding compensation trends in our industry and to make recommendations regarding base salaries, the design of our incentive programs and executive compensation levels. The Compensation Committee has assessed the independence of Meridian pursuant to SEC and NYSE rules and concluded that no conflict of interest exists that would prevent Meridian from independently advising the Compensation Committee.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 37

Compensation Peers

The data used by Meridian in its survey of compensation (the “compensation study”) was from compensation disclosures included in the proxy statements of members of our peer group, as well as Equilar survey data where available for particular positions. At the beginning of fiscal 2024 (spring 2023), Meridian reviewed the Company’s current peer group for appropriateness and provided the Compensation Committee with recommendations for adjustments. Meridian analyzed the Company’s peer group and potential modifications based on industry relevance, revenue (approximate range from 33% to 3 times the Company's revenue), market capitalization size (approximate range from 33% to 3 times the Company's market capitalization), EBITDA margin and overlap with other peer groups. Based on Meridian’s analysis and with consideration to management’s input, the Compensation Committee approved utilizing the same peer group that had been used in fiscal 2023 to analyze fiscal 2024 compensation (“compensation peer group”):

can Materials Company

Primary Elements of Executive Compensation

The primary elements of our executive compensation program are:

Element	Key Characteristics	Primary Purpose
Base salary	Fixed compensation that is reviewed annually	To attract and retain executives by providing a market-competitive level of fixed compensation
Annual cash incentive award	Variable compensation component payable from pool funded by operating earnings or EBITDA and further subject to the achievement of personal performance goals	To motivate and reward organizational and individual achievement of objectives
Long-term incentive compensation	Variable compensation component, with half of grant value subject to the Company's achievement of a financial goal and half subject to time-vesting	To align executives with stockholder interests, to reinforce long-term value creation and to provide a balanced portfolio of long-term incentive opportunities

Base Salary

Salaries of the Named Executive Officers are reviewed annually as well as at the time of a promotion or significant change in responsibilities. Considerations that may influence the salary level for a Named Executive Officer include individual performance, the Named

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 38

Executive Officer’s skills or experience, the Meridian compensation study, our operating performance and the nature and responsibilities of the position. The fiscal 2024 base salary rates for the Named Executive Officers were effective April 1, 2023 as follows:

Name	Base Salary ($)	Percent Increase from Prior Year
Michael R. Haack	1,040,000	4.0
D. Craig Kesler	590,000	14.6
Matt Newby	475,000	21.1
Eric Cribbs	346,286	—
Tony Thompson	323,912	4.0
Robert S. Stewart	494,833	—
Steven L. Wentzel	350,100	—

Annual Cash Incentive Award

The Compensation Committee is responsible for approving the annual cash incentive award for our CEO and the other Named Executive Officers. Messrs. Stewart and Wentzel retired early in the fiscal year, and they did not participate in any annual cash incentive award programs for the year. Annual cash incentive awards paid to our continuing Named Executive Officers for fiscal 2024 (other than Messrs. Cribbs and Thompson) were made under the Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2024 (the “Eagle Annual Incentive Program”). The Eagle Annual Incentive Program and the Company’s other incentive programs for fiscal 2024 were structured to create financial incentives and rewards that are directly related to corporate performance and the participating Named Executive Officer’s individual performance during the fiscal year.

The Compensation Committee believes these programs are consistent with our pay-for-performance compensation philosophy in that they place a significant portion of the executive’s compensation “at risk.” Generally, under these programs, a significant portion of the executive’s total compensation is dependent upon the performance of the Company as well as the individual’s performance. The Company’s annual cash incentive award programs also reflect the Compensation Committee’s philosophy of aligning the interests of our executives with those of the stockholders. These programs create this alignment by providing that an officer’s annual cash incentive award potential varies directly with operating earnings (Eagle program) or EBITDA (divisional programs). In addition, individual performance and achievement of goals (as discussed in more detail below under “Approving the Annual Cash Incentive Award”) may affect the actual cash incentive award amount through the exercise of “negative discretion.” The Compensation Committee believes that operating earnings or EBITDA is an appropriate metric for annual cash incentive awards because it is tied closely to operations, can be directly impacted by the efforts of the pool participants, and is a measure that our stockholders have indicated they track and value.

Eagle Annual Incentive Program

For fiscal 2024, Messrs. Haack, Kesler and Newby (whose duties extend across all of the Company's business units) were participants in the Eagle Annual Incentive Program. Under this program, during the first quarter of the fiscal year, a percentage of our operating earnings is designated by the Compensation Committee as a pool for annual cash incentive awards, and each participating Named Executive Officer is assigned a share of such pool, representing the executive’s maximum award opportunity. At the end of the fiscal year, the size of the pool is determined, based on the amount of operating earnings generated during such fiscal year, and annual cash incentive awards are paid to each participating executive in the form of a lump sum cash payment reflecting each executive’s share of the pool, subject to the exercise of “negative discretion” by the Compensation Committee to reduce (but not increase) the amount of the cash payment based on the executive’s individual performance during the fiscal year. The amount of the annual cash incentive award paid to an executive is based on the level of our operating earnings, the share of the pool designated for such executive, and an assessment of such executive’s individual performance.

The Eagle Annual Incentive Program for Fiscal 2024 was adopted by the Compensation Committee in May 2023 and it mirrored the structure of the fiscal 2023 program, except for the following limitations, which were included following a comprehensive review of the Company’s compensation programs during the course of the previous fiscal year and taking into consideration stockholder feedback: the fiscal 2024 program (i) provides for threshold financial performance against budget and (ii) contains an individual cap on award payments. If the Company’s operating earnings for fiscal 2024 were less than 50% of budget, no funds would be available for the corporate annual cash incentive award pool. None of the participants in the program (including Messrs. Haack, Kesler and Newby) would be able to receive an

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 39

award under the program in excess of three times (3X) such participant’s annual base salary. Similar to the fiscal 2023 Eagle Annual Incentive Program, the fiscal 2024 program was to be funded with 1.2% of the Company’s operating earnings. In setting the percentage of operating earnings which would fund the pool for the Eagle Annual Incentive Program, the Compensation Committee considered several factors, including our compensation philosophy that a significant portion of the executive’s compensation should be “at risk” and subject to the Company’s success (level of operating earnings), as well as the anticipated operating earnings for fiscal 2024.

In allocating each Named Executive Officer’s opportunity under the pool, the Compensation Committee considered the amount of annual cash incentive award compensation opportunities of executives in other companies who fulfill similar roles as illustrated in the compensation study prepared by Meridian, the share of the pool historically allocated to officers in such roles by the Company, the recommendation of Mr. Haack for each participant (other than himself), as well as the Compensation Committee’s assessment of the executive’s importance and contribution to the organization, the executive’s importance in driving the achievement of Company goals and profitability, the executive’s level of responsibility, and the anticipated operating earnings for fiscal 2024. The percentage of the fiscal 2024 award pool available for payment of the annual cash incentive award to the Named Executive Officers participating in the pool was set as follows: Mr. Haack, 28.0%; Mr. Kesler, 13.5%; and Mr. Newby, 7.5% (in each case subject to the limitations in the Program related to threshold financial performance and individual caps).

At the beginning of fiscal 2024, the Compensation Committee developed annual incentive goals and objectives for Mr. Haack. Fifty percent of such goals were objective, 10% related to attaining budgeted earnings and 40% were discretionary. Mr. Haack then developed goals and objectives for the other officers participating in the Eagle Annual Incentive Program, with a similar distribution among objective, budget and discretionary goals and objectives. The participants’ individual performance against these goals would be evaluated by the Committee in the exercise of “negative discretion” to reduce (but not increase) the amount of the portion of the pool that would be paid to the participant at the end of the fiscal year.

The Eagle Annual Incentive Program pool was not quantifiable until the end of fiscal 2024, at which time the Compensation Committee determined that due to the Company's fiscal 2024 operating earnings of $660,194,452, the aggregate amount available for the Eagle Annual Incentive Program pool for fiscal 2024 was $7,922,333 (a maximum of $3,881,943 of which could be paid out to Named Executive Officers). For comparison purposes, the equivalent pool amount in fiscal 2023 was $7,485,172 (a maximum of $5,015,066 of which could be paid out to that year's Named Executive Officers).

Divisional Annual Incentive Program

For certain employees who do not participate in the Eagle Annual Incentive Program, the Company maintains divisional annual incentive plans, which the Compensation Committee believes better tie such employees’ annual incentive compensation to metrics that they can directly influence than a Company-wide program. Under these programs, a percentage of a division’s EBITDA is allocated to the award pool and each participating employee is assigned a share of the pool, representing the employee’s maximum award opportunity. At the end of the fiscal year, the size of the pool is determined and annual cash incentive awards are paid to participating employees in the form of a lump sum cash payment in accordance with their shares of the pool, subject to the exercise of negative discretion by our CEO (or, in the case of awards paid to Named Executive Officers, the Compensation Committee) based on the employee’s individual performance during the fiscal year.

For fiscal 2024, each of Messrs. Cribbs and Thompson (whose duties relate to a particular business unit) participated in a divisional annual cash incentive award program. Mr. Cribbs participated in the Eagle Materials Inc. American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2024 (the "American Gypsum Annual Incentive Program"), and Mr. Thompson participated in the Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2024 (the "Cement Annual Incentive Program"). The fiscal 2024 plans were adopted by the Compensation Committee in May 2023, and they mirrored the structure of the fiscal 2023 programs, except for the following limitations, which were included following a comprehensive review of the Company’s compensation programs during the course of the previous fiscal year and taking into consideration stockholder feedback: the fiscal 2024 program (i) provides for threshold financial performance against budget and (ii) contains an individual cap on award payments. If a division's EBITDA for fiscal 2024 was less than 50% of budget, no funds would be available for that divisional award pool. None of the participants in the programs (including Messrs. Cribbs and Thompson) would be able to receive an annual cash incentive award in excess of the lesser of (i) two times (2X) such participant’s annual base salary and (ii) a maximum dollar amount established by the Compensation Committee.

Under these programs, the annual cash incentive award pools were to be funded with 2.0% of the EBITDA of American Gypsum (with respect to the American Gypsum Annual Incentive Program) and 1.9% of the consolidated EBITDA for all of the Company's cement

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 40

companies, as adjusted with respect to our 50% owned cement joint venture (with respect to the Cement Annual Incentive Program), which are the same percentages the Compensation Committee has set for the past several years. In deciding to keep the percentage of EBITDA used to fund these award pools the same as the prior year, the Compensation Committee considered several factors, including our compensation philosophy that a significant portion of each executive’s compensation should be “at risk” and subject to the Company’s success (level of earnings).

At the beginning of fiscal 2024, Mr. Haack developed goals and objectives for the officers participating in the divisional annual incentive programs. Fifty percent of such goals were objective, 10% related to attaining budgeted earnings and 40% were discretionary. The participants’ individual performance against these goals would be evaluated by the Committee in the exercise of “negative discretion” to reduce (but not increase) the amount of the portion of the pool that would be paid to the participant at the end of the fiscal year. The Compensation Committee also set the annual cash incentive award potential for Messrs. Cribbs and Thompson under these programs. In determining their respective allocation of the pool, the Compensation Committee considered the recommendation of Mr. Haack, the amount of annual cash incentive award compensation payable to executives in other companies who fulfill similar roles as illustrated in the compensation study prepared by Meridian, the portion of the pool historically allocated to their respective positions and the Compensation Committee’s assessment of their importance and contribution to their respective divisions' performance, their importance as an officer within the respective divisions in driving the achievement of divisional goals and profitability and their respective levels of responsibility. The Compensation Committee set Mr. Cribbs’s annual cash incentive award potential at 6.36% of his divisional pool (subject to a cap of $450,000 established by the Compensation Committee), and the Compensation Committee set Mr. Thompson's annual cash incentive award potential at 5.0% of his divisional pool (subject to a cap of $350,000 established by the Compensation Committee)—in each case subject to the limitation in their respective Programs related to threshold financial performance.

The divisional annual incentive program pools pool were not quantifiable until the end of fiscal 2024, at which time the Compensation Committee determined that the aggregate amounts available for these programs for fiscal 2024 were as follows: $7,259,885 (American Gypsum) as a result of fiscal 2024 EBITDA of $362,994,238 for American Gypsum; and $7,155,859 (Cement) as a result of fiscal 2024 EBITDA of $401,289,311 on a consolidated basis for all of the Company's cement companies, as adjusted; which in each case was not quantifiable until the end of fiscal 2024 and includes amounts available for payment to officers and employees other than the Named Executive Officers. For comparison purposes, the equivalent amounts in fiscal 2023 were $7,561,204 (American Gypsum) and $5,987,848 (Cement).

Special Situation Program

In the first quarter of fiscal 2024 (May 2023), the Compensation Committee approved the Eagle Materials Inc. Special Situation Program for Fiscal Year 2024 (the “SSP”), which is a special annual cash incentive program intended to recognize outstanding individual performance during the fiscal year. The SSP also provides flexibility to reward performance when special circumstances arise in which our CEO determines that an individual has performed well but not been adequately compensated pursuant to other components of compensation, including instances where an individual’s compensation has been adversely affected by unexpected changes in market conditions such as a cyclical downturn or in recognition of transactions and events not contemplated at the time the Compensation Committee set compensation for the applicable year.

SSP awards are made by our CEO, except that awards to senior executive officers require Compensation Committee approval (and our CEO does not have a role in the determination of any SSP award to himself). Awards under the SSP are not predetermined for any individuals at the beginning of the fiscal year. All full-time employees of the Company or any of our subsidiaries are eligible to receive cash awards under this program. At the beginning of fiscal 2024, the Compensation Committee determined that 0.20% of the Company’s EBITDA for the ensuing fiscal year would fund the SSP, along with the portions of the Eagle and divisional incentive compensation plans and divisional long-term cash compensation plans not paid out. In setting the percentage of EBITDA which would fund the SSP, the Compensation Committee considered several factors, including the anticipated EBITDA for fiscal 2024. All of our Named Executive Officers are eligible to participate in the SSP; however, no SSP awards were paid to Named Executive Officers in fiscal 2024.

Approving the Annual Cash Incentive Award

In May 2024, the Compensation Committee approved the annual cash incentive award pool for fiscal 2024 for the Company. In addition, at the end of fiscal 2024, Mr. Haack provided performance evaluations of each Named Executive Officer (other than himself) to the Compensation Committee, which evaluations included an assessment of the achievement of their individual goals and objectives, along with his recommendation for the annual cash incentive award for each such Named Executive Officer. With respect to Mr. Haack, the

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 41

Compensation Committee performed its own evaluation of his performance and the extent to which the goals and objectives established for him for fiscal 2024 had been achieved.

Mr. Haack

At the end of fiscal 2024, the Compensation Committee conducted its performance evaluation of Mr. Haack after receiving input from the entire Board. Mr. Haack also provided information used by the Compensation Committee to evaluate the achievement of his objective, budget and discretionary goals and objectives for fiscal 2024 under the Eagle Annual Incentive Program. Based on this evaluation, the Compensation Committee believes Mr. Haack performed at a high level during fiscal 2024 and his goals and objectives were substantially met. The Compensation Committee’s evaluation resulted in Mr. Haack receiving 95% of his annual cash incentive award potential for fiscal 2024. The Compensation Committee approved an annual cash incentive award for Mr. Haack under the Eagle Annual Incentive Program of $2,107,341. In making this determination, the Compensation Committee used its judgment to determine the appropriate award level after consideration of several factors, including his achievement of his goals related to the following areas (among others) over the past fiscal year; half of Mr. Haack’s award related to factors advancing the Company’s sustainability priorities.

•
overall financial performance versus plan, achieving record profitability levels;
•
leadership on ESG initiatives, including the publication of the Company’s updated Sustainability Report and the ongoing development and implementation of strategies to reduce greenhouse gas emissions (e.g., entry into the Terra CO2 agreement regarding potential production of low-carbon cementitious material, continued development of the Portland Limestone Cement product and increased use of alternative fuels);
•
integration of acquired businesses;
•
development and implementation of M&A strategies to optimize and grow the Company’s asset portfolio, as well as strategic investments in the Company’s existing asset portfolio; and
•
promotion of a safety performance culture.

Mr. Kesler

At the end of fiscal 2024, Mr. Haack reviewed Mr. Kesler’s performance against his objective, budget and discretionary goals and objectives for fiscal 2024 under the Eagle Annual Incentive Program. Based in part on this review, the Compensation Committee determined that Mr. Kesler had substantially met his goals and awarded Mr. Kesler 95% of his annual cash incentive award potential, approving an annual cash incentive award for Mr. Kesler under the Eagle Annual Incentive Program of $1,016,039. In making this determination, the Compensation Committee used its judgment to determine the appropriate award level after consideration of several factors, including the input of Mr. Haack regarding Mr. Kesler’s performance and his achievement of his goals related to his areas of responsibility, including: Mr. Kesler’s work ERP implementation, cyber security enhancements, capital management and the addition of procurement oversight.

Mr. Newby

At the end of fiscal 2024, Mr. Haack reviewed Mr. Newby's performance against his objective, budget and discretionary goals and objectives for fiscal 2024 under the Eagle Annual Incentive Program. Based in part on this review, the Compensation Committee determined that Mr. Newby had substantially met his goals and awarded Mr. Newby 95% of his annual cash incentive award potential, approving an annual cash incentive award for Mr. Newby under the Eagle Annual Incentive Program of $564,466. In making this determination, the Compensation Committee used its judgment to determine the appropriate award level after consideration of several factors, including his achievement of his goals related to his areas of responsibility, the input of Mr. Haack regarding the performance of Mr. Newby, and the following areas (among others) over the past fiscal year: Mr. Newby’s work on the Company’s Sustainability Report, legal support on environmental regulatory matters and oversight of the Company’s employee hotline.

Mr. Cribbs

At the end of fiscal 2024, Mr. Haack reviewed the performance of Mr. Cribbs against his objective, budget and discretionary goals and objectives for fiscal 2024 under the American Gypsum Annual Incentive Program. Based in part on this review, the Compensation Committee determined that Mr. Cribbs had met his goals and awarded Mr. Cribbs 96% of his annual cash incentive award potential (as capped by the Compensation Committee), approving an annual cash incentive award for Mr. Cribbs under the American Gypsum Annual Incentive Program of $443,260. In making this determination, the Compensation Committee used its judgment to determine the appropriate award level after consideration of several factors, including his achievement of his goals related to his areas of responsibility, the input of Mr.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 42

Haack regarding the performance of Mr. Cribbs, and the following areas (among others) over the past fiscal year: Mr. Cribbs’s promotion of a safety performance culture, engineering project management to increase flexibility and capacity at plants, and succession planning and management and work on the Sustainability Report.

Mr. Thompson

At the end of fiscal 2024, Mr. Haack reviewed the performance of Mr. Thompson against his objective, budget and discretionary goals and objectives for fiscal 2024 under the Cement Annual Incentive Program. Based in part on this review, the Compensation Committee determined that Mr. Thompson had met his goals and awarded Mr. Thompson 92% of his annual cash incentive award potential (as capped by the Compensation Committee), approving an annual cash incentive award for Mr. Thompson under the Cement Annual Incentive Program of $329,169. In making this determination, the Compensation Committee used its judgment to determine the appropriate award level after consideration of several factors, including his achievement of his goals related to his areas of responsibility, the input of Mr. Haack regarding the performance of Mr. Thompson, and the following areas (among others) over the past fiscal year: Mr. Thompson’s strategic work on cement networks, slag cement project leadership and work on the Sustainability Report.

Long-Term Incentive Compensation

Consistent with the Compensation Committee’s philosophy of linking compensation to performance, 50% of our long-term incentive compensation program for fiscal 2024 has been structured to tie executives’ ability to earn equity awards to the achievement of specific Company performance levels. The remaining 50% of our long-term compensation program has been structured as purely time-vesting, which the Compensation Committee believes, based on the input of Meridian, is in-line with the practice of our peers and enhances the retention of key employees. A more detailed description of the fiscal 2024 awards is found below.

Value-Adjusted Burn Rate

The Compensation Committee strives to be a good steward of the equity available for award under our equity incentive plans. Our three-year average value-adjusted burn rate (a measure of historical dilution as calculated by ISS) is well below our industry norms. The Company’s three-year average value-adjusted burn rate (which is based on the number of options granted in each fiscal year times a Black-Scholes value plus the number of shares granted in such fiscal year times the stock price, divided by the weighted-average common shares outstanding for such fiscal year times the stock price) is 0.32%. The 2024 benchmark of this measure for our industry published by ISS is 1.48%.

Grant Practice

All of the Named Executive Officers participate in our long-term incentive compensation program. In fiscal 2024, the Compensation Committee approved equity grants as described below. The date on which an equity award is granted is the date specified in the resolutions of the Compensation Committee authorizing the grant. The grant date must fall on or after the date on which the resolutions are adopted by the Compensation Committee. As provided in the Amended and Restated Incentive Plan ("2013 Incentive Plan") and the 2023 Incentive Plan, for stock options, the exercise price is the closing price of our Common Stock on the grant date, as reported by the NYSE.

During fiscal year 2024, the Company did not award stock options within four business days before or one business day after the release of a Form 10-Q, 10-K, or 8-K that discloses material nonpublic information. The Company has no specific policy on the timing of awards of such instruments in relation to the release of a Form 10-Q, 10-K, or 8-K that discloses material nonpublic information.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 43

Fiscal 2024 Grants

In structuring the long-term incentive program for fiscal 2024, the Compensation Committee worked with Mr. Haack to establish a mix of performance-based and time-vesting awards. Consistent with prior years, the performance metric selected was return on equity (“ROE”), which represents our earnings as a percentage of our stockholders’ equity, a performance metric that our stockholders have told us they find meaningful and that the Compensation Committee views as a measure of the Company’s prudent deployment of capital. ROE for a given fiscal year is defined as the net earnings of the Company for such fiscal year; divided by the Company’s average stockholders’ equity for such fiscal year (which is defined for any period to mean the Company’s total stockholders’ equity as of the beginning of such period plus the Company’s total stockholders’ equity at the end of such period; divided by 2). In calculating ROE, the impact of certain extraordinary items not related to operating performance, including downward adjustment for the gain from the sale of non-core businesses, are excluded.

Following a comprehensive review of the Company’s compensation programs during the course of the previous fiscal year and taking into consideration stockholder feedback, the fiscal 2024 awards differed from the fiscal 2023 awards in the following ways: (i) the performance awards are subject to multiple performance periods described below and (ii) the time-vesting awards vest ratably over the three fiscal year-ends following the date of grant (assuming continued service by the relevant officer). For the performance-vesting restricted stock to be earned, the Company must achieve performance vesting criteria based on the Company’s average ROE measured at the end of fiscal 2024, 2025 and 2026. Twenty-five percent of the target performance shares are subject to a one-year performance period, 25% are subject to a two-year performance period, and 50% are subject to a three-year performance period. Any earned restricted stock will vest immediately upon the determination of the achievement of the performance vesting criterion for the relevant performance period, and any unearned restricted stock from such performance period will be forfeited. Staggered performance periods were used in fiscal 2024 in connection with the transition to 100% of long-term incentive performance awards being subject to a three-year performance period in fiscal 2025, which is reflected below in "Fiscal 2025 Compensation Developments."

Target award amounts were allocated equally (based on target grant date fair values as described below) between performance-vesting and time-vesting awards, and the Committee allocated such awards between restricted stock and stock options based in part on the stated preference of the recipient. With respect to performance-based equity awards, the Committee determined a target award value that would be received upon the achievement during the relevant performance period of a strong average ROE (15.0%), with up to 120% of the target value earned if exceptional average ROE (20.0%) is achieved and 80% of the target value earned if acceptable average ROE (10.0%) is achieved. None of the performance-based equity awards would be earned if the return on equity were below this acceptable level.

Effective May 23, 2023, the Compensation Committee approved equity awards under the 2013 Incentive Plan to a group of key employees, including the Named Executive Officers, in alignment with the above structure. As part of the compensation study delivered to the Compensation Committee in May 2023, Meridian had provided information regarding long-term compensation as well as total direct compensation paid to the compensation peer group. In determining the value of the equity to be granted, the Compensation Committee took into consideration the Meridian compensation study, the input of Mr. Haack, the Compensation Committee’s assessment of the executive’s importance and contribution to the organization, and the executive’s level of responsibility. The target grant date fair value was allocated 50% to performance-based equity (with one-, two- and three-year ROE financial metrics as outlined above) and 50% to time-vesting equity.

The following table shows the restricted stock granted to each of the Company’s Named Executive Officers (other than Messrs. Stewart and Wentzel, who were nearing retirement at the time of the awards and did not receive an award) effective May 23, 2023:

Name	Target Value of Equity Awards(1) ($)	Target Shares of Performance Vesting Restricted Stock(2) (#)	Shares of Time Vesting Restricted Stock (#)
Michael R. Haack	4,800,000	14,393	14,393
D. Craig Kesler	1,300,000	3,899	3,899
Matt Newby	750,000	2,249	2,249
Eric Cribbs	500,000	1,500	1,500
Tony Thompson	450,000	1,350	1,350

______________________

(1)
Half of the target value is allocated to performance-based awards and half of the target value is allocated to time-vesting awards.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 44

(2)
Twenty-five percent of the award was subject to a one-year performance period, 25% to a two-year performance period and 50% to a three-year performance period. The shares in this column assume achievement of the target level of performance conditions, and the following reflects the shares assuming the highest level of performance conditions (i.e., the maximum shares payable): Mr. Haack - 17,272 shares; Mr. Kesler - 4,679 shares; Mr. Newby - 2,700 shares; Mr. Cribbs - 1,800 shares; and Mr. Thompson - 1,620 shares.

The Compensation Committee believes that the structure of the fiscal 2024 long-term compensation program is consistent with the Compensation Committee’s philosophy of linking compensation to our performance.

Performance-Based Equity Awards

These awards are comprised of shares of restricted stock which are earned based upon the achievement by the Company of a certain level of average ROE for the relevant performance period, as detailed below:

Average Return on Equity for Relevant Performance Period	Percent of Target Earned
> 20.0%	120%
15.0%	100%
10.0%	80%
< 10.0%	0%

The exact percentage of shares earned is calculated based on straight-line interpolation between the points specified above with fractional points rounded to the nearest tenth of a percent. The earned performance-based equity was to become fully vested promptly after the certification date for the relevant performance period.

The terms and conditions of the performance-based equity are substantially the same as prior performance-based awards, except that the performance periods are as described above and the award agreements contain restrictive covenants. Any performance-based equity that was not earned at the end of the relevant performance period was to be forfeited.

In May 2024, the Compensation Committee certified that the Company’s 38.3% average ROE for the fiscal year ended March 31, 2024 satisfied the Company’s performance goal such that 120% of the target number of shares subject to the one-year performance period was earned, and such earned shares vested promptly following such certification.

Time-Vesting Equity Awards

These awards comprise shares of restricted stock which vest ratably over three years on March 31, 2024; March 31, 2025; and March 31, 2026 (in each case assuming continued service through such dates). The Compensation Committee believes that including time-vesting equity as part of long-term compensation is consistent with competitive pay practices, supports the Company’s philosophy that a significant portion of an executive’s pay should be at risk, enhances the retention of key employees, while at the same time creating a strong incentive for management to operate the business in a manner that creates additional value for stockholders.

The terms and conditions of the time-vesting equity are substantially the same as prior time-vesting awards, except for the vesting period described above and the inclusion of restrictive covenants. As in the case of prior equity awards, the time-vesting equity will also vest upon a change in control of the Company except in limited circumstances. See “Change in Control Benefits” below.

Other Elements of Executive Compensation

Retirement Plan

Our Named Executive Officers, along with substantially all salaried and hourly employees of the Company and our subsidiaries are covered under our Retirement Plan, a qualified defined contribution plan under sections 401(a) and 401(k) of the Internal Revenue Code of 1986 (the “Code”).

Salaried participants, including our Named Executive Officers, covered under our Retirement Plan may elect to make pre-tax contributions and/or after-tax Roth 401(k) contributions of up to 70% of their base salary subject to the limit under Code Section 402(g) ($22,500 for calendar year 2023 and $23,000 for calendar year 2024), employee after-tax contributions of up to 10% of base salary and, if the

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 45

participant is at least age 50, pre-tax “catch-up contributions” up to the statutory limit under Code Section 414(v) ($7,500 for calendar years 2023 and 2024). In addition, our Retirement Plan provides for a discretionary employer profit sharing contribution for our salaried employees, including our Named Executive Officers, that is a percentage of base salary for the year. In calendar year 2023, the employer contribution was 10% of base salary.

Participants are fully vested to the extent of their pre-tax, after-tax Roth 401(k), and after-tax contributions. Our salaried participants become vested in the employer profit sharing contribution over a four-year period (i.e., 25% per year beginning with the first year of service). All Named Executive Officers have been employed by the Company or our affiliates long enough to be fully vested. Participants are entitled to direct the investment of contributions made to the Retirement Plan on their behalf in various investment funds, including up to 15% in an Eagle Common Stock fund. Upon a participant’s termination of employment, disability or death, such amounts may remain in the Company plan or they are payable in the form of a lump sum, installments or direct rollover to an eligible retirement plan, as elected by the participant. At the participant’s election, amounts invested in the Common Stock fund are distributable in shares of our Common Stock.

Employer profit sharing contributions made to the Retirement Plan on behalf of our Named Executive Officers in fiscal 2024 are reflected under the “All Other Compensation” column in the Summary Compensation Table of this Proxy Statement. A list of the investment funds provided under the Retirement Plan is provided in the footnotes to the Nonqualified Deferred Compensation Table of this Proxy Statement.

SERP

In fiscal 1995, the Board approved our Supplemental Executive Retirement Program, which we will refer to as our “SERP,” for certain employees participating in the Retirement Plan. Internal Revenue Code Section 401(a)(17) limits the amount of annual compensation ($330,000 for calendar year 2023 and $345,000 for calendar year 2024) that may be considered in determining our contribution to the Retirement Plan for the account of an eligible participant.

The SERP was established to eliminate the adverse treatment that higher-salaried employees receive as a result of such limit by making a contribution for each participant in an amount substantially equal to the additional employer profit sharing contribution that he or she would have received under the Retirement Plan had 100% of his or her base salary been eligible for a profit-sharing contribution. As in the case of the Retirement Plan, annual cash incentive awards paid to participants are not included when determining the amount of contributions to the SERP. The Compensation Committee believes that the SERP therefore allows us to confer the full intended benefit of the employer profit sharing contribution under the Retirement Plan without the arbitrary limitation of the Internal Revenue Code rules noted above.

Contributions accrued under the SERP for the benefit of the higher-salaried employees vest under the same terms and conditions as under the Retirement Plan and may be invested by the participant in several of the same investment options as offered under the Retirement Plan. Benefits under the SERP are payable upon the participant’s termination of employment in a lump sum or installments as elected by the participant in accordance with the terms of the SERP. As with the Retirement Plan, all Named Executive Officers have been employed by the Company or our affiliates long enough to be fully vested.

Employer contributions under the SERP to our Named Executive Officers in fiscal 2024 are reflected under the “All Other Compensation” column in the Summary Compensation Table of this Proxy Statement. A list of the investment funds provided under the Retirement Plan is provided in the footnotes to the Nonqualified Deferred Compensation Table of this Proxy Statement.

Executive Life Insurance Plan

The Named Executive Officers, along with other officers and key employees, are participants in our Executive Life Insurance Plan, which replaced our discontinued Salary Continuation Plan during fiscal year 2024. The Executive Life Insurance Plan provides for basic life insurance coverage up to a maximum of $2,000,000. Premiums paid by the Company on policies covering our Named Executive Officers in fiscal 2024 (and related tax gross-up payments) are included in the taxable compensation of our Named Executive Officers, as reflected under the “All Other Compensation” column in the Summary Compensation Table of this Proxy Statement. Amounts potentially payable to the beneficiaries of our Named Executive Officers pursuant to this insurance are described in “Potential Payments Upon Termination or Change in Control” section of this Proxy Statement.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 46

Change in Control Benefits

To better ensure the retention of our employees in the event of a potentially disruptive corporate transaction, we have provided our employees, including our Named Executive Officers, with certain change in control protections. We believe that such protections, which are consistent with the practices of our peer companies, are in the best interest of our stockholders because they enable our executive leadership team to fully focus on the benefits of a corporate transaction for stockholders, rather than the potential adverse consequences of the transaction on their careers and compensation.

Change in Control Continuity Agreements

To better ensure the retention of our executive leadership team in the event of a potentially disruptive corporate transaction, the Board has approved change in control continuity agreements with Messrs. Haack, Kesler and Newby. The change in control continuity agreements provide that, in the event of a change in control during the term, a two-year protection period will commence during which the relevant executive will be entitled to compensation and benefits on terms that are generally no less favorable than those that applied prior to the change in control.

In the event of an executive’s involuntary termination of employment without cause or resignation for good reason during the two-year protection period, subject to the execution of a release of claims, he would be entitled to (a) cash severance equal to the product of (i) a severance multiple of 3 (for Mr. Haack), 2.5 (for Mr. Kesler) or 2 (for Mr. Newby), multiplied by (ii) the sum of his annual base salary and target annual bonus; (b) a prorated target annual bonus for the year of termination; (c) a payment in lieu of employer retirement savings plan contributions that he would have received had his employment continued for 18 months (for Mr. Haack), 15 months (for Mr. Kesler) or 12 months (for Mr. Newby) post-termination; (d) a payment equal to the premium for continued participation in health insurance plans for 18 months (for Mr. Haack), 15 months (for Mr. Kesler) or 12 months (for Mr. Newby) post-termination; and (e) outplacement benefits of up to $30,000.

The change in control continuity agreements subject the executives to a perpetual confidentiality covenant and noncompetition covenants for 18 months (for Mr. Haack), 15 months (for Mr. Kesler) or 12 months (for Mr. Newby) post-termination. If any payments or benefits under the change in control continuity agreements would be subject to Sections 280G and 4999 of the Internal Revenue Code, such payments or benefits would be reduced to the extent that such reduction would place the executive in a better after-tax position. The initial term of the change in control continuity agreements is three years from the effective date of June 20, 2019 (for Messrs. Haack and Kesler) and May 31, 2022 (for Mr. Newby), subject in each case to automatic renewal for an additional year on each anniversary of the effective date.

All of our change in control continuity agreements have a “double-trigger” termination right (requiring both a change in control and a qualifying termination of employment in order to receive the change in control severance payments), and they do not apply the severance multiple to long-term incentive award values or have tax gross-ups.

Under our change in control continuity agreements a “change in control” is defined generally as (i) the acquisition by any person or entity of 35% or more of our outstanding Common Stock or the voting power of outstanding securities entitled to vote in the election of directors; (ii) a change in the composition of our Board such that the current members of the Board cease to constitute a majority of the Board; (iii) the consummation of a merger, asset disposition, share exchange or similar transaction, unless (1) more than 50% of the stock following such transaction is owned by persons or entities who were stockholders of the Company prior to such transaction, (2) following such transaction, no person or entity owns 35% or more of the common stock of the entity resulting from such transaction, and (3) at least a majority of the members of the resulting corporation’s board of directors were members of our Board; or (iv) our stockholders approve a complete liquidation or dissolution of the Company

See “Potential Payments Upon Termination or Change in Control” below.

Equity Awards

Awards granted in fiscal 2024 under our 2013 Incentive Plan are subject to accelerated vesting upon the occurrence of a “change in control” as defined in the applicable award agreement if they are not assumed or replaced with equivalent awards in connection with such change in control. Under the award agreements or incentive program documents, a “change in control” is defined generally as:

(i)
the acquisition by any person or entity of 50% or more of the outstanding shares of any single class of our Common Stock or 40% or more of outstanding shares of all classes of our Common Stock;

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 47

(ii)
a change in the composition of our Board such that the current members of the Board cease to constitute a majority of the Board; or
(iii)
the consummation of a merger, dissolution, asset disposition, consolidation or share exchange, unless (a) more than 50% of the stock following such transaction is owned by persons or entities who were stockholders of the Company prior to such transaction, (b) following such transaction, no person or entity owns 40% or more of the common stock of the corporation resulting from such transaction, and (c) at least a majority of the members of the resulting corporation’s board of directors were members of our Board.

If a change in control occurs, any unvested outstanding stock options, restricted stock, or restricted stock units would generally become immediately fully vested (with respect to performance awards, vesting would be either at target, maximum or other amount determined by the Compensation Committee), and, in the case of stock options, exercisable or, in the case of restricted stock or RSUs, payable, unless the transaction resulting in the change in control provides that the award is to be assumed or replaced with an award of equivalent shares of the surviving parent corporation. See “Potential Payments Upon Termination or Change in Control” below.

Note that awards granted in May 2024 as part of our Fiscal 2025 compensation program under our 2023 Incentive Plan are governed by different change in control provisions, as described below under "Fiscal 2025 Compensation Developments."

No Post-retirement Welfare Or Tax Gross-Ups

The Company does not provide post-retirement welfare benefits to the Named Executive Officers. During employment, the Named Executive Officers participate in the broad-based employee health insurance plans available to employees of the Company generally. Further, the Company does not provide for gross-ups of excise taxes under Section 4999 of the Code to any of the Named Executive Officers.

Other Compensation Policies and Practices

Stock Ownership Guidelines

In order to align the interests of the Named Executive Officers with our stockholders, and to promote a long-term focus for the officers, the Board of Directors has adopted executive stock ownership guidelines for the Company’s executive officers. The ownership goal for each Named Executive Officer is expressed as a dollar amount equal to a multiple of base salary. The CEO’s goal is higher than the other executive officers (as detailed below).

Name	Multiple of Salary Ownership Guidelines
Michael R. Haack	5X
D. Craig Kesler	3X
Matt Newby	3X
Eric Cribbs	3X
Tony Thompson	3X

The goal is met when the officer’s current share value meets or exceeds the goal. The current share value for determining whether the goal is initially met is calculated by using the greatest of the following calculation methods: (i) the sum of the grant date fair value of current shares held by the officer; (ii) the current shares valued at the current market price; or (iii) the current shares valued at an average stock price (the average of the prior three management equity incentive grant prices).

Until an officer has achieved the goal, he or she is required to retain all net shares received from the Company.

Once an officer has achieved the goal, he or she may sell shares of Common Stock to the extent the value of post-sale share holdings (valued at the greater of current price and average price) exceeds the goal.

Types of ownership counted toward the goal include the following:

•
Direct holdings;
•
Shares represented by time-vesting restricted stock or RSUs and performance-vesting restricted stock or RSUs for which the performance condition has been satisfied;
•
Stock holdings in our Retirement Plan; and

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 48

•
Indirect holdings, such as shares owned by a family member residing in the same household.

The Compensation Committee reviews compliance with the ownership guidelines on an annual basis. Newly elected officers have five years to meet the applicable ownership requirement. As of the record date for the 2024 annual meeting, all Named Executive Officers are in compliance with the guidelines.

Recoupment (Clawback) Policies

We maintain two recoupment (clawback) policies. Our executive officer clawback policy (COR-05 - Recoupment Policy) complies with the requirements of the SEC and NYSE Listing Standards and provides for recovery of certain incentive-based compensation erroneously received by current or former executive officers, including our Named Executive Officers, during the three completed fiscal years immediately preceding the year in which we are required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. With narrow and limited exceptions, erroneous payments must be recovered even if there was no misconduct or failure of oversight on the part of the individual executive officer.

Our second clawback policy (COR-06 - Supplemental Recoupment Policy) applies to current and former officers of the Company or its subsidiaries, including our Named Executive Officers, and functions independently of our executive officer clawback policy. This clawback policy gives the Board discretion to pursue recovery of incentive-based compensation erroneously received by such officers during the three-year period immediately preceding the date the Company is required to prepare an accounting restatement. To the extent recovery is made against an individual under the Recoupment Policy, then there shall be no duplication of recovery under the Supplemental Recoupment Policy.

No Hedging, Pledging or Margin Accounts

Under our insider trading policy, all of our directors and employees (including our Named Executive Officers) are prohibited from (i) speculating in our securities or engaging in transactions designed to hedge their ownership interests; (ii) pledging their Company securities as collateral for a loan; or (iii) holding any Company securities in a margin account.

Consideration of the Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction for public corporations for compensation over $1,000,000 paid in any fiscal year to the corporation’s chief executive officer and certain other executive officers. Despite this fact, the Compensation Committee intends to continue to implement compensation programs that it believes are competitive and in the best interests of the Company and its stockholders. Accordingly, the Compensation Committee may approve compensatory arrangements that provide for non-deductible payments or benefits when it determines that such arrangements are consistent with the Company's business needs and in the best interest of the Company and its stockholders.

Compensation Risk

Although a significant portion of potential compensation to our executive officers is performance-based, we do not believe that our compensation policies, principles, objectives and practices are structured to promote inappropriate risk taking by our executives. We believe that the focus of our overall compensation program encourages management to take a balanced approach that focuses on increasing and sustaining our profitability. See “Board Leadership Structure and Role in Risk Oversight — Risk Assessment in Compensation Programs” above.

Fiscal 2025 Compensation Developments

In light of a review of the Company’s long-term compensation program during the course of fiscal 2024 and taking into consideration stockholder feedback, in May 2024, the Compensation Committee modified several aspects of the Company’s long-term compensation program for fiscal 2025, including (i) the entire performance-vesting award is subject to a three-year performance period; (ii) the performance-vesting award is subject to more than one performance metric; and (iii) the equity awards are subject to the 2023 Incentive Plan's "double-trigger" change in control provisions.

As we disclosed in our Form 8-K filed with the SEC on May 31, 2024, effective May 24, 2024, the Compensation Committee, as part of its annual compensation review, approved long-term incentive equity awards under the 2023 Incentive Plan to a group of the Company’s

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 49

officers, including some of its Named Executive Officers. The awards are comprised of performance-vesting restricted stock units (“PSUs”) and time-vesting restricted stock units (“RSUs”).

•
For the PSUs to be earned, the Company must achieve performance vesting criteria based on the Company’s average return on equity measured at the end fiscal 2027 (three-year performance period), as modified based on the Company’s average absolute total stockholder return during the performance period. Threshold performance will result in a vesting percentage of 50% of target and maximum performance will result in a vesting percentage of 200% of target. Earned PSUs will be paid in shares of Common Stock promptly following the performance certification date. During the performance period, the PSUs will accrue dividend-equivalent restricted stock units, which will be paid in shares of Common Stock with respect to any earned PSUs.
•
The RSUs will vest ratably over the three fiscal year-ends following the date of grant (assuming continued service by the relevant officer); provided, the first vesting will occur on the one-year anniversary of the date of grant. RSUs will be paid in shares of Common Stock promptly following a vesting date. During the vesting period, the RSUs will accrue dividend-equivalent restricted stock units, which will be paid in shares of Common Stock with respect to any vested RSUs.

The fiscal 2025 long-term equity awards are subject to the "double-trigger" change in control provisions of the 2023 Incentive Plan, as described in our 2023 proxy statement.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 50

EXECUTIVE COMPENSATION

Fiscal 2024 Summary Compensation Table

The following table summarizes all fiscal 2022, 2023 and 2024 compensation earned by or paid to our Named Executive Officers, who consist of our Chief Executive Officer, our Chief Financial Officer and the three most highly compensated executive officers (other than the Chief Executive Officer and Chief Financial Officer) who were serving as executive officers at fiscal year-end, as well as two former executive officers who retired from the Company during the fiscal year and are included in this table in accordance with Item 402(a)(3)(iv) of Regulation S-K.

Name and Principal Position	Fiscal Year Ended March 31,	Salary(1) ($)	Stock Awards(2) ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Michael R. Haack	2024	1,040,000	4,800,000		—		2,107,341	108,736	8,056,077
President and Chief	2023	1,000,000	3,375,000		1,125,000		2,012,014	102,774	7,614,788
Executive Officer	2022	900,000	4,000,000		—		1,641,881	93,869	6,635,750

D. Craig Kesler	2024	590,000	1,300,000		—		1,016,039	62,703	2,968,742
Executive Vice President -	2023	515,036	750,000		250,000		1,257,509	57,063	2,829,608
Finance and Administration	2022	500,035	1,000,000		—		1,260,730	55,938	2,816,703
& Chief Financial Officer

Matt Newby(5)	2024	475,000	750,000		—		564,466	49,497	1,838,963
Executive Vice President	2023	392,268	700,000		—		462,209	41,398	1,595,875
General Counsel and
Secretary

Eric Cribbs(6)	2024	346,286	500,000		—		443,260	39,904	1,329,450
President - American
Gypsum Company

Tony Thompson(6)	2024	323,912	450,000		—		329,169	38,124	1,141,205
Senior Vice President -
Cement East

Robert S. Stewart(7)	2024	148,449	2,203,870	(8)	—		—	—	2,352,319
Retired Executive Vice	2023	494,833	900,000		—		1,066,637	49,783	2,511,253
President - Strategy, Corporate	2022	480,420	900,000		—		1,084,814	48,702	2,513,936
Development & Communications

Steven L. Wentzel(9)	2024	59,697	1,469,304	(8)	56,115	(8)	—	—	1,585,116
Retired President -	2023	350,100	600,000		—		675,000	37,694	1,662,794
American Gypsum Company	2022	339,900	600,000		—		672,047	36,862	1,648,809

(1)
Includes amounts deferred on a pre-tax or after-tax basis at the election of the executive under our Retirement Plan, which is described in greater detail under “Retirement Plan” above.
(2)
Except as noted in any footnoted number, the amounts in this column reflect the value of restricted stock awards made to the Named Executive Officer in each of the fiscal years presented and are consistent with the grant date fair value of the award computed in accordance with FASB ASC Topic 718. For assumptions used in determining these values, refer to footnote (__) to the Company's audited financial statements for the fiscal year ended March 31, 2024 included in the Fiscal 2024 Form 10-K. Unless otherwise noted, the amounts in this column for fiscal 2024 assume achievement of the target level of performance conditions, and the following reflects the amounts for this award assuming the highest level of performance conditions (i.e., the maximum amounts payable): Mr. Haack - $5,280,000; Mr. Kesler - $1,430,000; Mr. Newby - $825,000; Mr. Cribbs - $550,000; and Mr. Thompson - $495,000.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 51

(3)
The amounts in this column represent payments to the Named Executive Officer under the applicable annual cash incentive compensation program for the applicable fiscal year.
(4)
The amounts shown in this column represent: (a) Company profit sharing contributions to the account of the Named Executive Officer under our Retirement Plan (the Retirement Plan is described in greater detail under “Retirement Plan” above); (b) Company contributions to the account of the Named Executive Officer under our SERP (the SERP is described in greater detail under “SERP” above); (c) amounts paid with respect to individual life insurance policies under the Executive Life Insurance Plan (the plan is described in greater detail under “Executive Life Insurance Plan” above); and (d) health wellness awards. The table below provides further details of the amounts reflected in the All Other Compensation column for Fiscal 2024:

Name	Fiscal Year Ended March 31,	Profit Sharing Plan Contribution ($)	SERP Contribution ($)	Executive Life Insurance Plan ($)	Health Wellness Award ($)	Total of All Other Compensation ($)
Michael R. Haack	2024	33,000	70,000	5,571	165	108,736

D. Craig Kesler	2024	33,000	24,126	4,917	660	62,703

Matt Newby	2024	33,000	12,432	4,065	-	49,497

Eric Cribbs	2024	33,000	1,629	4,945	330	39,904

Tony Thompson	2024	32,392	-	5,072	660	38,124

Robert S. Stewart	2024	-	-	-	-	-

Steven L. Wentzel	2024	-	-	-	-	-

(5)
Mr. Newby was not a Named Executive Officer prior to fiscal year 2023. In accordance with SEC disclosure requirements, his compensation disclosure is provided only for the fiscal years in which he served as a Named Executive Officer.
(6)
Messrs. Cribbs and Thompson were not Named Executive Officers prior to fiscal year 2024. In accordance with SEC disclosure requirements, their compensation disclosure is provided only for the fiscal year in which they served as a Named Executive Officer.
(7)
Mr. Stewart retired effective July 3, 2023.
(8)
These amounts do not relate to new equity awards to Messrs. Stewart or Wentzel—rather, they represent the incremental fair value of the treatment of their outstanding equity awards at the time of their retirement. For each of the retiring officers, the Board determined that his departure constituted a Board-approved retirement from service, and therefore, pursuant to the terms of the award agreements, his outstanding restricted stock (both time-vesting awards and performance-vesting awards for which the performance condition had been satisfied) accelerated vesting upon retirement, and Mr. Wentzel's outstanding stock options will survive for the remaining term following retirement. The value of these retirement-related items is reflected in the table, in each case computed in accordance with FASB ASC Topic 718.
(9)
Mr. Wentzel retired effective June 1, 2023.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 52

Grants of Plan-Based Awards

The following table sets forth the grants of plan-based awards made during fiscal 2024 to the Named Executive Officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards						All Other Stock Awards: Number of Shares of Stock		All Other Option Awards: Number of Securities Underlying		Grant Date Fair Value of Stock and
Name	Grant Date	Threshold ($)	Target ($)		Maximum ($)	Threshold (#)		Target (#)		Maximum (#)		or Units (#)		Options (#)		Option Awards(1)
Michael R. Haack	5/17/23	—	2,218,253	(2)	—	—		—		—		—		—		—
	5/23/23	—	—		—	—		—		—		14,393	(3)	—		$2,400,000
	5/23/23	—	—		—	11,515	(4)	14,393	(4)	17,272	(4)	—		—		2,400,000
D. Craig Kesler	5/17/23	—	1,069,515	(2)	—	—		—		—		—		—		—
	5/23/23	—	—		—	—		—		—		3,899	(3)	—		650,000
	5/23/23	—	—		—	3,120	(4)	3,899	(4)	4,679	(4)	—		—		650,000
Matt Newby	5/17/23	—	594,175	(2)	—	—		—		—		—		—		—
	5/23/23	—	—		—	—		—		—		2,249	(3)	—		375,000
	5/23/23	—	—		—	1,800	(4)	2,249	(4)	2,700	(4)	—		—		375,000
Eric Cribbs	5/17/23	—	450,000	(2)	—	—		—		—		—		—		—
	5/23/23	—	—		—	—		0		—		1,500	(3)	—		250,000
	5/23/23	—	—		—	1,200	(4)	1,500	(4)	1,800	(4)	—		—		250,000
Tony Thompson	5/17/23	—	350,000	(2)	—	—		—		—		—		—		—
	5/23/23	—	—		—	—		—		—		1,350	(3)	—		225,000
	5/23/23	—	—		—	1,080	(4)	1,350	(4)	1,620	(4)	—		—		225,000
Robert S. Stewart	5/16/23	—	—		—	—		—		—		13,547	(5)	—		2,203,870
Steven L. Wentzel	5/16/23	—	—		—	—		—		—		9,030	(5)	—		1,469,304
	5/16/23	—	—		—	—		—		—		—		2,582	(5)	56,115

(1)
The amounts included in this column reflect the grant date fair value of the award computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote (K) to the Company’s audited financial statements for the fiscal year ended March 31, 2024 included in the Fiscal 2024 Form 10-K.
(2)
These amounts represent the maximum annual incentive payments potentially payable to the Named Executive Officers pursuant to the Eagle Annual Incentive Program or the Divisional Annual Cash Incentive Award Programs, as applicable, for fiscal 2024. They represent the lower of (i) the individual's pool percentage multiplied by the applicable operating earnings or EBITDA for the fiscal year; and (ii) the individual cap amount described in the fiscal 2024 programs (a multiple of base salary or a separately approved cap amount, as applicable). The actual pay-outs to the Named Executive Officers were as follows: Mr. Haack - $2,107,341; Mr. Kesler - $1,016,039; Mr. Newby - $564,466; Mr. Cribbs - $443,260; and Mr. Thompson - $329,169. These annual incentive programs, including individual caps on potential awards, are described in greater detail in “Annual Cash Incentive Award” above.
(3)
These amounts represent grants of time-vesting restricted stock made on May 23, 2023 under our 2013 Incentive Plan. One-third of the restricted stock vested on March 31, 2024, and restrictions on the remaining restricted stock will lapse ratably on March 31 of 2025 and 2026. These restricted stock grants are described in greater detail in “Long-Term Incentive Compensation—Fiscal 2024 Grants” above.
(4)
These amounts represent grants of performance-based restricted stock made on May 23, 2023 under our 2013 Incentive Plan. The vesting of the restricted stock is subject to performance vesting criteria. Twenty-five percent of the target performance shares are subject to a one-year performance period, 25% are subject to a two-year performance period, and 50% are subject to a three-year performance period. On May 3, 2024, the Compensation Committee determined that 120% of the target award subject to the one-year performance period had been earned, and the earned restricted stock vested on May 10, 2024. These restricted stock grants are described in greater detail in “Long-Term Incentive Compensation—Fiscal 2024 Grants” above.
(5)
These amounts do not relate to new equity awards to Messrs. Stewart or Wentzel—rather, they represent the incremental fair value of the treatment of their outstanding equity awards at the time of their retirement. For each of the retiring officers, the Board determined that his departure constituted a Board-approved retirement from service, and therefore, pursuant to the terms of the award agreements, his outstanding restricted stock (both time-vesting awards and performance-vesting awards for which the performance condition had been satisfied) accelerated vesting upon retirement, and Mr. Wentzel's outstanding stock options will survive for the remaining term following retirement. The value of these retirement-related items is reflected in the far right column of this table, in each case computed in accordance with FASB ASC Topic 718.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 53

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 54

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table summarizes stock-based compensation awards outstanding at the end of fiscal 2024 for each of the Named Executive Officers.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael R. Haack	20,979	—		—	91.58	05/16/2029	4,309	(4)	$1,170,971	—		—
	35,662	—		—	60.21	05/19/2030	3,590	(5)	975,583	—		—
	19,812	—		—	60.21	05/19/2030	8,022	(6)	2,179,979	—		—
	6,954	6,953	(2)	—	126.22	05/19/2032	6,684	(7)	1,816,377	—		—
	5,795	5,794	(3)	—	126.22	05/19/2032	4,318	(8)	1,173,417	—		—
							—		—	4,318	(9)	1,173,417
							—		—	8,636	(10)	2,346,833
							9,595	(11)	2,607,441	—		—

D. Craig Kesler	9,646	—		—	91.58	05/16/2029	11,667	(12)	3,170,507	—		—
	9,135	—		—	91.58	05/16/2029	1,077	(4)	292,675	—		—
	8,586	—		—	60.21	05/19/2030	897	(5)	243,760	—		—
	11,322	—		—	60.21	05/19/2030	1,782	(6)	484,259	—		—
	1,546	1,545	(2)	—	126.22	05/19/2032	1,486	(7)	403,821	—		—
	1,288	1,288	(3)	—	126.22	05/19/2032	1,170	(8)	317,948	—		—
							—		—	1,170	(9)	317,948
							—		—	2,339	(10)	635,623
							2,599	(11)	706,278	—		—

Matt Newby	3,859	—		—	91.58	05/16/2029	431	(4)	117,124	—		—
	3,654	—		—	91.58	05/16/2029	359	(5)	97,558	—		—
	2,718	—		—	60.21	05/19/2030	1,664	(6)	452,192	—		—
	2,265	—		—	60.21	05/19/2030	1,386	(7)	376,646	—		—
							675	(8)	183,431	—		—
							—		—	675	(9)	183,431
							—		—	1,350	(10)	366,863
							1,499	(11)	407,353	—		—

Eric Cribbs	764	—		—	60.21	05/19/2030	484	(4)	131,527	—		—
	637	—		—	60.21	05/19/2030	404	(5)	109,787	—		—
							1,070	(6)	290,773	—		—
							891	(7)	242,129	—		—
							450	(8)	122,288	—		—
							—		—	450	(9)	122,288
							—		—	900	(10)	244,575
							1,000	(11)	271,750	—		—

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 55

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Tony Thompson	764	—		—	—	60.21	05/19/2030	484	(4)	131,527	—		—
	637	—		—	—	60.21	05/19/2030	404	(5)	109,787	—		—
	348	695	(2)	—	—	126.22	05/19/2032	802	(6)	217,944	—		—
	290	579	(3)	—	—	126.22	05/19/2032	668	(7)	181,529	—		—
								405	(8)	110,059	—		—
								—		—	405	(9)	110,059
								—		—	810	(10)	220,118
								900	(11)	244,575	—		—

Robert S. Stewart	—	—		—		—	—	—		—	—		—

Steven L. Wentzel	—	—		—		—	—	—		—	—		—

(1)
Based on the closing price per share of Common Stock on the NYSE on March 29, 2024 ($271.75).
(2)
Represents performance-based stock options granted on May 19, 2022 under our 2013 Incentive Plan. The remaining earned stock options will vest on March 31 of 2025 and 2026.
(3)
Represents time-vesting stock options granted on May 19, 2022 under our 2013 Incentive Plan. The remaining stock options will vest on March 31 of 2025 and 2026.
(4)
Represents performance-based restricted stock granted on May 19, 2021 under our 2013 Incentive Plan. Restrictions on the remaining earned shares will lapse ratably on March 31, 2025.
(5)
Represents time-vesting restricted stock granted on May 19, 2021 under our 2013 Incentive Plan. Restrictions will lapse ratably on March 31, 2025.
(6)
Represents performance-based restricted stock granted on May 19, 2022 under our 2013 Incentive Plan. Restrictions on the remaining earned shares will lapse ratably on March 31 of 2025 and 2026.
(7)
Represents time-vesting restricted stock granted on May 19, 2022 under our 2013 Incentive Plan. Restrictions will lapse ratably on March 31 of 2025 and 2026.
(8)
Represents the maximum number (120% of target) of one-year performance-based restricted stock granted on May 23, 2023 under our 2013 Incentive Plan. The Compensation Committee determined in May 2024 (i.e., after the end of fiscal 2024) that 120% of the target award was earned. The earned restricted shares were paid to the Named Executive Officer on May 10, 2024.
(9)
Represents the maximum number (120% of target) of two-year performance-based restricted stock granted on May 23, 2023 under our 2013 Incentive Plan. The Compensation Committee will determine in May 2025 (i.e., after the end of fiscal 2025) if any of the award was earned. Any earned restricted shares will be paid to the Named Executive Officer promptly thereafter.
(10)
Represents the maximum number (120% of target) of three-year performance-based restricted stock granted on May 23, 2023 under our 2013 Incentive Plan. The Compensation Committee will determine in May 2026 (i.e., after the end of fiscal 2026) if any of the award was earned. Any earned restricted shares will be paid to the Named Executive Officer promptly thereafter.
(11)
Represents time-vesting restricted stock granted on May 23, 2023 under our 2013 Incentive Plan. Restrictions on the first one-third lapsed on March 31, 2024. Restrictions on the remaining shares will lapse ratably on March 31 of 2025 and 2026.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 56

(12)
Represents restricted stock granted on May 18, 2010 under our 2013 Incentive Plan. Restrictions will lapse upon the Named Executive Officer meeting the requirements of retirement, as defined in the award agreement.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 57

Option Exercises and Stock Vested in Fiscal 2024

The following table sets forth information regarding the exercise of stock options and the vesting of restricted stock during fiscal 2024 for each of our Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Michael R. Haack	49,730	5,420,649	32,055	8,256,099
D. Craig Kesler	18,734	1,609,516	8,085	2,095,946
Matt Newby	15,964	1,684,185	5,267	1,336,959
Eric Cribbs	12,319	1,646,272	4,446	1,147,532
Tony Thompson	10,094	817,600	4,017	1,046,033
Robert S. Stewart	—	—	14,617	2,684,300
Steven L. Wentzel	2,582	202,481	9,744	1,585,765

(1)
All of the amounts in this column represent shares of Common Stock received by the Named Executive Officer in connection with the lapsing of restrictions on restricted stock previously granted to the Named Executive Officers.
(2)
The amount in this column represents the dollar amount realized by the Named Executive Officer valued at the time of the vesting of such shares of Common Stock.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 58

Nonqualified Deferred Compensation

in FY 2024

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)
Michael R. Haack
SERP Plan	—	70,000	113,744	—	617,570
Deferred Compensation Plan	—	—	—	—	—
D. Craig Kesler
SERP Plan	—	24,126	83,946	—	385,214
Deferred Compensation Plan	—	—	—	—	—
Matt Newby
SERP Plan	—	12,432	1,614	—	19,738
Deferred Compensation Plan	—	—	—	—	—
Eric Cribbs
SERP Plan	—	1,629	4,020	—	32,808
Deferred Compensation Plan	—	—	—	—	—
Tony Thompson
SERP Plan	—	—	—	—	—
Deferred Compensation Plan	—	—	—	—	—
Robert S. Stewart
SERP Plan	—	—	13,021	251,147	—
Deferred Compensation Plan	—	—	—	—	—
Steven L. Wentzel
SERP Plan	—	—	1,030	12,805	—
Deferred Compensation Plan	—	—	25,694	46,000	211,592

(1)
The amounts in this column represent contributions made by the Company for the account of the Named Executive Officers during fiscal 2023 under our SERP. The SERP is an unfunded, non-qualified plan for certain executives of the Company. Under the SERP, the Company makes contributions to the account of the executive in an amount substantially equal to the additional contributions he would have received under the Retirement Plan had 100% of his annual salary been eligible for a profit-sharing contribution. The SERP is described in greater detail under “SERP” above. The amounts in this column are reflected in the “All Other Compensation” column of the Summary Compensation Table of this Proxy Statement.
(2)
The Company also maintains the Eagle Materials Inc. Deferred Compensation Plan. Under this plan, eligible executives were allowed to defer the receipt of a portion of their salary or annual bonus for fiscal 2001, up to 75% of such amounts. For fiscal years after fiscal 2001, the Deferred Compensation Plan was closed to additional employee deferrals. Amounts under the plan are payable at a date certain or upon the participant’s termination of employment, disability or death in the form of a lump sum or installments as elected pursuant to the terms of the plan. Such amounts are not subject to the six-month delay applicable to key employees under Internal Revenue Code Section 409A. The earnings in this column reflect earnings or losses on balances in the Named Executive Officer’s SERP account and Deferred Compensation Plan account. A Named Executive Officer may designate how his account balances are to be invested by selecting among the investment options available under our Retirement Plan, with the exception of the Common Stock fund. Because these earnings are not “above market,” they are not included in the Summary Compensation Table of this Proxy Statement. The table below shows the investment options available under our Retirement Plan (other than the Common Stock fund) and the annual rate of return for the 12-month period ended March 31, 2024, as reported to us by the administrator of the plan.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 59

Fund	Rate of Return
Harbor Capital Appreciation Ret	47.66%
Northern Trust S&P 500 Index	29.86%
MFS Mid Cap Growth	25.34%
Northern Trust Ext Equity Mkt Idx	26.49%
AS SPL Small Cap Value R6	23.88%
PIF Small Cap Growth R6	17.57%
GG Europac Growth	13.42%
Northern Trust ACWI Ex-US Index	12.79%
Vanguard Target Ret 2020	10.41%
Vanguard Target Ret 2025	12.93%
Vanguard Target Ret 2030	14.82%
Vanguard Target Ret 2035	16.37%
Vanguard Target Ret 2040	17.93%
Vanguard Target Ret 2045	19.44%
Vanguard Target Ret 2050	20.50%
Vanguard Target Ret 2055	20.47%
Vanguard Target Ret 2060	20.46%
Vanguard Target Ret 2065	20.46%
Vanguard Target Ret 2070	20.56%
Vanguard Target Inc	8.40%
Northern Trust Aggreg Bond Index	1.70%
METWEST Tot Rtn BD P	1.58%
Fidelity Govt MMkt	5.01%
(3)
The amounts in this column represent the sum of: (i) the balance in the Named Executive Officer’s account under the SERP; and (ii) the balance in the Named Executive Officer’s account under the Company’s Deferred Compensation Plan. Of the amounts reported in this column, the following amounts were previously reported as compensation to the Named Executive Officer in the Summary Compensation Table for previous years: for Mr. Haack, $338,501; for Mr. Kesler, $170,546; for Mr. Newby, $5,684; for Mr. Cribbs, $0; for Mr. Thompson, $0; for Mr. Stewart, 127,657; and for Mr. Wentzel, $12,073.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 60

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following is a summary of the potential payments payable to the Named Executive Officers upon termination of employment or a change in control of the Company under compensation programs in effect as of the last business day of fiscal year 2024 (other than Messrs. Stewart and Wentzel, who retired in fiscal 2024 and whose retirement treatment and benefits are summarized below). Specifically, compensation payable to each Named Executive Officer upon voluntary termination, involuntary termination or in the event of death or disability and change in control is discussed below. The amounts shown in the tables below assume that such termination and/or change in control was effective as of March 29, 2024, and therefore do not necessarily reflect the actual amounts which would be paid out to the executives (or their beneficiaries) upon their termination. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, the price of our Common Stock and the executive’s age.

Change in Control Continuity Agreements

The Company has entered into change in control continuity agreements with Messrs. Haack, Kesler and Newby. All of our change in control continuity agreements have a “double-trigger” termination right (requiring both a change in control and a qualifying termination of employment in order to receive the change in control severance payments), and they do not apply the severance multiple to long-term incentive award values or have tax gross-ups. A more detailed description of these agreements is set forth under “Change in Control Continuity Agreements” above.

In the event of the executive’s involuntary termination of employment without cause or resignation for good reason within the two-year protection period following a change in control, he would be entitled to cash severance equal to a multiple of the sum of his annual base salary and target annual bonus. Additionally, he would be entitled to a prorated annual bonus for the year of termination, employer retirement savings plan contributions that he would have received had his employment continued for a period of time, the premium for continued participation in health insurance plans for a period of time, and outplacement benefits of up to $30,000.

The table below reflects an estimate of the severance payments that would be made to our Named Executive Officers who have entered into change in control continuity agreements—calculated as if they were terminated without cause or resigned for good reason as of March 31, 2024 following a change in control:

Name	Severance Multiple	Base Salary ($)	Target Annual Bonus ($)	Prorated Annual Bonus ($)	Retirement Plan Contribution ($)	Health Insurance Premium ($)	Outplacement Benefits (maximum) ($)	Total ($)
Michael R. Haack	3.0	1,040,000	2,218,253	2,218,253	154,500	36,000	30,000	12,213,512
D. Craig Kesler	2.5	590,000	1,069,515	1,069,515	71,408	30,000	30,000	5,349,711
Matt Newby	2.0	475,000	594,175	594,175	45,432	24,000	30,000	2,831,957

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 61

Payments Made Upon Any Termination

Deferred Compensation. The amounts shown in the table below do not include distribution of plan balances under our Deferred Compensation Plan or SERP. These balances are shown in the "Nonqualified Deferred Compensation in FY 2024" table of this proxy statement.

Death and Disability. A termination of employment due to death or disability does not entitle the Named Executive Officer to any payments that are not available to salaried employees generally, except for (i) vesting of unvested equity awards; and (ii) benefits payable to the beneficiaries of the Named Executive Officers in the event of termination due to death under our Executive Life Insurance Plan. A description of our Executive Life Insurance Plan is set forth in “Executive Life Insurance Plan” above.

Accrued Pay and Retirement Plan Benefits. The amounts shown in the table below do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment or relate to equity grants that have already vested. These include:

•
accrued salary pay through the date of termination;
•
non-equity incentive compensation earned and payable prior to the date of termination;
•
option grants received under the 2013 Incentive Plan which have already vested and are exercisable prior to the date of termination (subject to the terms of the applicable Nonqualified Stock Option Agreement);
•
restricted stock grants or restricted stock unit grants received under the 2013 Incentive Plan which have already vested prior to the date of termination (subject to the terms of the applicable Restricted Stock or Restricted Stock Unit Agreement); and
•
unused accrued vacation pay.

Type of Payment	Involuntary Termination or Voluntary Termination (non-Change in Control) ($)	Death or Disability ($)	Change in Control(1) ($)
Michael R. Haack
Long-Term Incentives
Stock Options
Unexercisable and Accelerated Awards(2)	—	1,855,071	1,855,071
Restricted Stock Awards
Unvested and Accelerated Awards(3)	—	9,923,767	9,923,767
Benefits
Executive Life Insurance Plan(4)	—	2,000,000	—
Change in Control Continuity Agreement(5)	—	—	12,213,512
HAACK TOTAL	—	13,778,837	23,992,349
D. Craig Kesler
Long-Term Incentives
Stock Options
Unexercisable and Accelerated Awards(2)	—	412,286	412,286
Restricted Stock Awards
Unvested and Accelerated Awards(3)	—	5,619,247	5,619,247
Benefits
Executive Life Insurance Plan(4)	—	2,000,000	—
Change in Control Continuity Agreement(5)	—	—	5,349,711
KESLER TOTAL	—	8,031,533	11,381,243

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 62

Type of Payment	Involuntary Termination or Voluntary Termination (non-Change in Control) ($)	Death or Disability ($)	Change in Control(1) ($)
Matt Newby
Long-Term Incentives
Stock Options
Unexercisable and Accelerated Awards(2)	—	—	—
Restricted Stock Awards
Unvested and Accelerated Awards(3)	—	1,634,305	1,634,305
Benefits
Executive Life Insurance Plan(4)	—	2,000,000	—
Change in Control Continuity Agreement(5)	—	—	2,831,957
NEWBY TOTAL	—	3,634,305	4,466,262
Eric Cribbs
Long-Term Incentives
Stock Options
Unexercisable and Accelerated Awards(2)	—	—	—
Restricted Stock Awards
Unvested and Accelerated Awards(3)	—	1,168,253	1,168,253
Benefits
Executive Life Insurance Plan(4)	—	2,000,000	—
CRIBBS TOTAL	—	3,168,253	1,168,253
Tony Thompson
Long-Term Incentives
Stock Options
Unexercisable and Accelerated Awards(2)	—	330,176	330,176
Restricted Stock Awards
Unvested and Accelerated Awards(3)	—	995,420	995,420
Benefits
Executive Life Insurance Plan(4)	—	2,000,000	—
THOMPSON TOTAL	—	3,325,597	1,325,597

(1)
The definitions of “Change in Control” are described under “Change in Control Benefits” above.
(2)
Represents the dollar value of the unexercisable stock options that are accelerated because of death, disability or a change in control (assuming no replacement award is provided) based on the amount, if any, that the closing price of our Common Stock on March 29, 2024 ($271.75) exceeds the exercise price of the stock option. For performance-vesting awards that are still pending completion of their respective performance periods, these amounts assume that maximum performance (120% of target) would be earned.
(3)
Represents the dollar value of the restricted stock for which restrictions will lapse upon death, disability or a change in control (assuming no replacement award is provided) based on the closing price of our Common Stock on March 29, 2024 ($271.75). For performance-vesting awards that are still pending completion of their respective performance periods, these amounts assume that maximum performance (120% of target) would be earned.
(4)
See the "Executive Life Insurance Plan" section above for a description of these potential payments.
(5)
See the “Change in Control Continuity Agreements” section above for a description of the components of these potential payments, assuming a qualifying termination of employment.

Treatment Upon Retirement

Mr. Wentzel retired from his position as President of American Gypsum effective June 1, 2023, and Mr. Stewart retired from his position as Executive Vice President – Strategy, Corporate Development and Communications effective July 3, 2023. For each of the retiring officers, the Board determined that his departure constituted a Board-approved retirement from service, and therefore, pursuant to the terms of the award agreements, his outstanding restricted stock (both time-vesting awards and performance-vesting awards for which the performance condition had been satisfied) accelerated vesting upon retirement, and Mr. Wentzel's outstanding stock options will survive for the remaining term following retirement. The value of these retirement-related items is reflected in the fiscal 2024 compensation for Messrs.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 63

Wentzel and Stewart in the Fiscal 2024 Summary Compensation Table above. Had the Board not made this retirement determination, upon departure any outstanding restricted shares would have been forfeited and any outstanding stock options would have terminated 90 days after departure.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 64

CEO PAY RATIO

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Securities and Exchange Commission (the “SEC”) has adopted Item 402(u) of Regulation S-K requiring annual disclosure of a reasonable estimate of the ratio of the annual total compensation of our chief executive officer to the annual total compensation of the employee of the Company or one of its consolidated subsidiaries who is determined to have the median compensation of all employees of the Company and its subsidiaries, collectively (excluding the CEO). The rule also requires annual disclosure of such median employee’s annual total compensation for the applicable fiscal year and the CEO’s annual total compensation for the applicable fiscal year, in each case as determined in accordance with the rules governing the presentation of total compensation of the Named Executive Officers in the Summary Compensation Table presented in this proxy statement. Our CEO is Mr. Haack.

To identify the median-compensated employee for fiscal 2024, we examined the total gross W-2 compensation data for fiscal 2024 for employees who were employed by the Company or its consolidated subsidiaries on March 31, 2024. Based on this data, we determined the median-compensated employee. We then calculated such employee’s total fiscal 2024 compensation in accordance with the rules governing the presentation of the total compensation of the Named Executive Officers in the Summary Compensation Table.

Based on this methodology, the fiscal 2024 annual total compensation for the median-compensated employee was $84,061. As reported in the Summary Compensation Table of this Proxy Statement, the fiscal 2024 annual total compensation of our CEO, Mr. Haack, was $8,056,077. The ratio of the CEO’s annual total compensation to the median-compensated employee’s annual total compensation was approximately 96:1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 65

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation for our principal executive officer (“PEO”) and non-PEO Named Executive Officers and the financial performance of the Company. The table below addresses compensation actually paid (“CAP”) to the PEO and the non-PEO Named Executive Officers, which is a concept developed by the SEC for purposes of this tabular disclosure and does not imply that the covered executives actually received payments or value equal to the CAP during the applicable fiscal year. Although the Compensation Committee focuses on pay relative to performance in its executive compensation decisions, it has not historically utilized CAP as a key measure in implementing its pay-for-performance philosophy. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis” above.

The Company has selected Return on Equity as the company-selected financial performance measure presented in the table below. Although the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Return on Equity is the financial performance measure that represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s Named Executive Officers for the most recently completed fiscal year to Company performance.

			Average Summary Compensation Table	Average Compensation	Value of Initial Fixed $100 Investment Based On:
Fiscal Year Ended March 31,	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Total for Non-PEO Named Executive Officers(3) ($)	Actually Paid to Non-PEO Named Executive Officers(4) ($)	Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(5) ($)	Net Income (dollars in thousands)(6) ($)	Return on Equity(7)
2024	8,056,077	22,709,116	1,869,299	2,903,491	475.35	295.88	477,639	38.3%
2023	7,614,788	10,936,146	2,121,005	2,342,020	255.39	190.86	461,540	32.2%
2022	6,635,750	6,645,203	2,340,739	2,311,876	221.62	200.39	374,247	24.6%
2021	5,761,074	17,679,107	2,167,814	5,014,372	230.42	194.28	339,444	20.0%

(1)
Mr. Haack has been our PEO for each of the fiscal years included in this table. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Haack for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to the Summary Compensation Table of this Proxy Statement.
(2)
The dollar amounts reported in this column represent the amount of the CAP for Mr. Haack, as computed in accordance with Item 402(v)(2)(iii) of Regulation S-K. Mr. Haack did not participate during these fiscal years in any defined benefit or actuarial benefit plans of the type that would be required to be reported in the Summary Compensation Table. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Haack’s total compensation for fiscal year 2024 to determine CAP:

Fiscal Year Ended March 31,	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2024	8,056,077	(4,800,000)	19,453,039	22,709,116

(a)
This column deducts the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the covered fiscal year.
(b)
This column reflects the following adjustments in respect of stock awards and option awards for the covered fiscal year: (i) add the fiscal year-end fair value of any equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of the fiscal year; (ii) add the amount of change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in prior years that are outstanding and unvested as of the end of the covered fiscal year; (iii) add, for awards that are granted and vest in the same covered fiscal year, the fair value as of the vesting date; (iv) add, for awards granted in prior years that vest in the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative); (v) subtract, for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and (vi) add the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in total compensation for the covered fiscal year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 66

Fiscal Year Ended March 31,	Fiscal Year-End Fair Value of Covered Fiscal Year Equity Awards that are Outstanding and Unvested at Covered Fiscal Year-End ($)	Change in Fair Value (from Prior Fiscal Year-End to Covered Fiscal Year-End) of Prior Year Equity Awards that are Outstanding and Unvested at Covered Fiscal Year-End ($)	Fair Value as of Vesting Date of Covered Fiscal Year Equity Awards that Vested in the Covered Fiscal Year ($)	Change in Fair Value (from Prior Fiscal Year-End to Vesting Date) of Equity Awards Granted in Prior Years that Vested in the Covered Fiscal Year ($)	Fair Value at End of the Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Fiscal Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Total Compensation ($)	Total Equity Award Adjustments ($)
2024	7,301,107	4,650,743	1,303,857	6,121,824	-	75,508	19,453,039

(3)
Our non-PEO Named Executive Officers in the fiscal years reported in this table are as follows: Fiscal 2024 non-PEO Named Executive Officers were Messrs. Kesler, Newby, Cribbs, Thompson, Stewart and Wentzel; fiscal 2023 non-PEO Named Executive Officers were Messrs. Kesler, Stewart, Newby, Wentzel and James H. Graass; fiscal 2022 non-PEO Named Executive Officers were Messrs. Kesler, Stewart, Wentzel and Graass; and fiscal 2021 non-PEO Named Executive Officers were Messrs. Kesler, Stewart, Wentzel and Graass. The dollar amounts reported in this column represent the average of the amounts reported for the non-PEO Named Executive Officers as a group in the “Total” column of the Summary Compensation Table in each applicable year’s proxy statement.
(4)
The dollar amounts reported in this column represent the average amount of CAP for the non-PEO Named Executive Officers as a group, as computed in accordance with Item 402(v) of Regulation S-K. The non-PEO Named Executive Officers did not participate during these fiscal years in any defined benefit or actuarial benefit plans of the type that would be required to be reported in the Summary Compensation Table. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO Named Executive Officers as a group for the covered fiscal year to determine the compensation actually paid, using the same methodology described above in footnote (2):

Fiscal Year Ended March 31,	Average Reported Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)
2024	1,869,299	(1,121,548)	2,155,740	2,903,491

(a)
The amounts deducted or added in calculating the equity award adjustments are as follows:

Fiscal Year Ended March 31,	Fiscal Year-End Fair Value of Covered Fiscal Year Equity Awards that are Outstanding and Unvested at Covered Fiscal Year-End ($)	Change in Fair Value (from Prior Fiscal Year-End to Covered Fiscal Year-End) of Prior Year Equity Awards that are Outstanding and Unvested at Covered Fiscal Year-End ($)	Fair Value as of Vesting Date of Covered Fiscal Year Equity Awards that Vested in the Covered Fiscal Year ($)	Change in Fair Value (from Prior Fiscal Year-End to Vesting Date) of Equity Awards Granted in Prior Years that Vested in the Covered Fiscal Year ($)	Fair Value at End of the Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Fiscal Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Total Compensation ($)	Total Equity Award Adjustments ($)
2024	775,710	607,137	135,875	623,655	-	13,363	2,155,740

(5)
Each year reflects what the cumulative total shareholder return on a $100 investment would be, including the reinvestment of dividends, if such amount were invested on March 31, 2020. The peer group used for this purpose is the following published industry index: Dow Jones US Building Materials & Fixtures.
(6)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 67

(7)
Return on Equity for a given fiscal year is defined as the net earnings of the Company for such fiscal year; divided by the Company’s average stockholders’ equity for such fiscal year (which is defined for any period to mean the Company’s total stockholders’ equity as of the beginning of such period plus the Company’s total stockholders’ equity at the end of such period; divided by 2). In calculating the average Return on Equity, the impact of certain extraordinary items not related to operating performance, including downward adjustment for the gain from the sale of non-core businesses, are excluded.

__________________________

Financial Performance Measures

As described in greater detail in “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our Named Executive Officers to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s Named Executive Officers, for the most recently completed fiscal year, to the Company’s performance are as follows:

•
Return on Equity
•
Operating Earnings
•
EBITDA

Relationship Between CAP and Performance

As noted above, the Company utilizes several performance measures to align executive compensation with Company performance. Not all of these Company measures, however, are presented in the Pay versus Performance table, which covers only total shareholder return, net income and return on equity. The tables below compare CAP to the three performance measures covered by the Pay versus Performance table. Although the Compensation Committee focuses on pay relative to performance in its executive compensation decisions, it has not historically utilized CAP as a key measure in implementing its pay-for-performance philosophy.

Compensation Actually Paid versus Return on Equity

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 68

Compensation Actually Paid versus Net Income

Compensation Actually Paid versus Total Shareholder Return

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 69

STOCK OWNERSHIP

Management

We encourage stock ownership by our directors, officers and employees to align their interests with your interests as stockholders. The following table shows the beneficial ownership of our Common Stock, as of the record date for the annual meeting (June 3, 2024) by: (a) each person who has been a director or executive officer of the Company since April 1, 2023 and (b) by all such directors and executive officers of the Company as a group (17 persons). Except as otherwise indicated, all shares are owned directly, and the owner of such shares has the sole voting and investment power with respect thereto.

Amount and Nature of Beneficial Ownership(1)
	Number of Shares Beneficially Owned(2)	Percentage of Common Stock
Rick Beckwitt	23,011		*
Margot L. Carter	9,533		*
Eric Cribbs	15,516		*
George J. Damiris	7,843		*
William R. Devlin	27,561		*
Martin M. Ellen	10,349		*
Mauro Gregorio	4,717		*
Michael R. Haack	172,395		*
D. Craig Kesler(3)	103,681		*
Matt Newby	32,569		*
Michael R. Nicolais(4)	69,028		*
David B. Powers(5)	18,664		*
Mary P. Ricciardello	12,801		*
Richard R. Stewart(6)	11,044		*
Robert S. Stewart(7)	13,547		*
Tony Thompson	15,006		*
Steven L. Wentzel(7)	23,274		*
All current directors, nominees and executive officers as a group (17 persons)	570,539	1.6%

* Less than 1%

(1)
For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person is deemed to have “beneficial ownership” of shares of our stock that the person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named in the table, any shares that such person or persons have the right to acquire within 60 days are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other persons.
(2)
Amounts include the following shares of Common Stock that may be acquired upon exercise of stock options awarded under our 2013 Incentive Plan and our 2023 Incentive Plan: Mr. Beckwitt – 2,070 shares; Mr. Cribbs – 1,401 shares; Mr. Devlin – 2,039 shares; Mr. Haack – 89,202 shares; Mr. Kesler – 41,523 shares; Mr. Newby – 12,496 shares; Mr. Nicolais – 16,508 shares; Ms. Ricciardello – 4,747 shares; Mr. Thompson – 2,039 shares and all directors and executive officers of the Company as a group (17 persons) – 172,025 shares. In addition, this table includes shares of Common Stock that are held for the account of participants as of June 3, 2024, pursuant to the Common Stock fund of the Retirement Plan, as follows: Mr. Devlin – 1,947 shares; Mr. Kesler – 2,219 shares; and all directors and executive officers of the Company as a group (17 persons) – 4,166 shares. These amounts do not include the RSUs previously granted to the non-employee directors (including dividend equivalent units accrued since the date of grant) disclosed in the table below the Non-Employee Director Compensation for Fiscal Year 2024 table of this Proxy Statement.
(3)
Includes 160 shares of Common Stock held in Mr. Kesler’s IRA.
(4)
Includes (a) 1,386 shares of Common Stock owned by the wife of Mr. Nicolais; (b) 1,550 shares of Common Stock held by the profit sharing plan of the employer of Mr. Nicolais; and (c) 3,500 shares of Common Stock held in an IRA owned by Mr. Nicolais.
(5)
Includes 18,009 shares of Common Stock owned by a spousal trust.
(6)
Includes 1,186 shares of Common Stock owned by Stewart Family Trust and 2,817 shares of Common Stock owned by Richard Ross Stewart GST Exempt Trust.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 70

(7)
Mr. Stewart retired from the Company on July 3, 2023, and Mr. Wentzel retired from the Company on June 1, 2023. Their beneficial ownership reflected above is based on their last filed Form 4.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 71

Certain Beneficial Owners

The table below provides information regarding the only persons we know of who are the beneficial owners of more than five percent of our Common Stock. The number of shares of Common Stock shown in the table as beneficially owned by each person as of the most recent practicable date, which is generally the date as of which information is provided in the most recent beneficial ownership report filed by such person with the SEC. The percentage of our Common Stock shown in the table as owned by each person is calculated in accordance with applicable SEC rules based on the number of outstanding shares of Common Stock as of June 3, 2024, the record date for our annual meeting of stockholders.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock
The Vanguard Group (1)
100 Vanguard Blvd.	3,926,337	11.6%
Malvern, PA 19355
BlackRock, Inc. (2)
55 East 52nd Street	3,137,687	9.3%
New York, NY 10055
FMR LLC (3)
245 Summer Street	2,540,915	7.5%
Boston, MA 02210

(1)
Based solely on the information contained in a Schedule 13G/A filed with the SEC on February 13, 2024. Of the shares reported in the Schedule 13G/A, The Vanguard Group has (i) shared voting power with respect to 15,975 shares; (ii) sole dispositive power with respect to 3,874,772 shares; and (iii) shared dispositive power with respect to 51,565 shares.
(2)
Based solely on the information contained in a Schedule 13G/A filed with the SEC on January 25, 2024. Of the shares reported in the Schedule 13G/A, BlackRock, Inc. has sole voting power with respect to 3,073,605 shares and sole dispositive power with respect to 3,137,687 shares.
(3)
Based solely on the information contained in a Schedule 13G/A filed with the SEC on February 9, 2024. Of the shares reported in the Schedule 13G/A, FMR LLC has sole voting power with respect to 2,538,965 shares and sole dispositive power with respect to 2,540,9153 shares.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 72

Related Party Transactions

Our code of conduct adopted by the Board, which we refer to as “The Eagle Way,” includes provisions addressing conflicts of interest which arise when a director, officer, or employee has an interest in a transaction in which the Company is a participant. The Eagle Way defines a conflict of interest as an activity, investment or association that interferes or might appear to interfere with the judgment or objectivity of an officer or employee in performing his or her job in the best interests of the Company and our shareholders.

Under The Eagle Way, officers or employees are encouraged to consult with their supervisors regarding any matter that may involve a conflict of interest. In addition, The Eagle Way requires that prior approval of the supervisor of an officer or employee, the president of the Eagle business unit in which such officer or employee is employed, and the Company’s general counsel before: (1) obtaining an ownership interest in, or position with, an Eagle supplier, contractor, customer or competitor, subject to certain exceptions relating to the ownership of publicly traded securities; (2) employing any relatives where there is either a direct or indirect reporting relationship or a substantial amount of interaction between the relatives on the job; or (3) establishing a business relationship between Eagle and a company in which the officer or employee or his or her relative has an ownership interest or holds a position.

In addition to the above policies included in The Eagle Way, we have implemented certain informal processes in connection with transactions with related persons. For example, the Company’s legal staff is primarily responsible for the development of processes to obtain information from the directors and executive officers with respect to related person transactions and for determining, based on the facts and circumstances, whether the related person has a direct or indirect material interest in the transaction. In addition, all of our employees, executive officers and directors are required to disclose any conflicts of interest in an annual certification reviewed by our Legal Department. After disclosure, some conflicts of interest may be resolved through implementing appropriate controls for our protection. Depending on the identity of the officer or employee involved in a transaction creating a potential conflict of interest, the conflict of interest may be resolved by the Company’s legal staff or may be referred to the Audit Committee. Where an appropriately disclosed conflict of interest is minor and not likely to adversely impact us, we may consent to the activity. Such consent may be subject to appropriate controls intended to ensure that transaction as implemented is not adverse to the Company. In other cases where appropriate controls are not feasible, the person involved will be requested not to enter into, or to discontinue, the relevant transaction or relationship. If a potential conflict arises concerning a director or officer of the Company, the potential conflict is disclosed to the Chair of the Audit Committee of the Board for review and disposition. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the annual proxy statement.

Insider Trading and Prohibited Transactions in Company Securities

The Company maintains insider trading policies and procedures governing the purchase, sale, and/or other dispositions of Company securities by directors, executive officers, and employees, that it believes are reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as the NYSE Corporate Governance Standards. Persons subject to the policies and procedures are prohibited from trading while aware of material, nonpublic information. These policies and procedures provide for restricted periods and pre-clearance procedures for insiders.

Under our insider trading policy, the Company’s directors, officers and employees are prohibited from engaging in certain transactions in the Company’s securities which, though legal, might give the appearance of misalignment with stockholders or potentially result in involuntary sales of Company securities held by insiders. The transactions specifically prohibited by the policy are:

•
short sales, which may evidence an expectation on the part of the seller/insider that the securities will decline in value and signal to the market a lack of confidence in the Company’s short-term prospects;
•
publicly-traded options (examples include puts, calls and other derivative securities involving Company securities, on an exchange or in any other organized market), which may create the appearance that an insider is trading based on material, nonpublic information;
•
hedging transactions (examples include zero-cost collars and forward sale contracts), which allow a holder to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential upside appreciation in the stock--creating a potential mis-alignment with the objectives of the Company’s other stockholders); and

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 73

•
pledging Company securities or holding Company securities in a margin account, which might result in involuntary sales of Company securities (including during trading blackouts) in the context of a margin call or foreclosure.

Code of Conduct

The Company’s code of conduct, The Eagle Way, applies to all of the Company’s employees, including the Company’s officers. The Eagle Way also applies to the Board of Directors. The Company’s code of conduct is designed to deter wrongdoing and to promote:

•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•
compliance with applicable governmental laws, rules and regulations;
•
the prompt internal reporting of violations of the code of conduct to an appropriate person or persons identified in the code of conduct; and
•
accountability for adherence to the code of conduct.

All of the Company’s employees and directors are required to certify to the Company, on an annual basis, that they have complied with the Company’s code of conduct without exception or, if they have not so complied, to list the exceptions. The Company has posted the text of its code of conduct on its Internet website at www.eaglematerials.com (click on “Investor Relations”, then on “Corporate Governance”, then on “The Eagle Way” under the heading “Code of Ethics”). Additionally, the Company will provide without charge a copy of the code of conduct to any person upon written request to our Secretary at our principal executive office. This reference to our website is intended to inform investors where they may obtain additional information; the materials and other information presented on our website are not incorporated in and should not be considered part of this proxy statement.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 74

PROPOSAL NO. 2: ADVISORY VOTE TO APPROVE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

As required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are seeking your advisory vote approving the compensation paid to our Named Executive Officers as disclosed in this proxy statement, commonly known as the "say-on-pay" vote. We believe the structure of our executive compensation programs promotes our business objectives, aligns executives’ interests with those of stockholders and serves to motivate, attract and retain executive talent. We currently hold a say-on-pay vote annually and our next say-on-pay vote is expected to occur at our 2025 annual meeting of stockholders.

We urge stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes in more detail how our executive compensation policies and programs operate. We are seeking stockholder approval of the following advisory resolution:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in this Proxy Statement, is hereby approved by the stockholders of the Company on an advisory basis.

Although the vote on this proposal is advisory and nonbinding, the Compensation Committee and the Board will review the results of the vote and consider them when making future determinations regarding our executive compensation programs. The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote thereon is required for the approval of the foregoing resolution. Broker non-votes are not entitled to vote on this proposal, and therefore they have no effect on the approval of the proposal. An abstention will have the same effect as a vote against the proposal.

Recommendation of the Board

Our Board of Directors recommends that holders of Common Stock vote FOR the non-binding advisory resolution approving the compensation paid to our Named Executive Officers.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 75

PROPOSAL NO. 3: APPROVAL OF AMENDMENT TO
OUR CHARTER TO ALLOW FOR OFFICER EXCULPATION

We are asking stockholders to approve an amendment to our Restated Certificate of Incorporation to align the current exculpation provision with developing law. Currently, Article VI of the Restated Certificate of Incorporation limits the personal monetary liability of directors for certain fiduciary duty breaches as allowed under Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”). Delaware updated Section 102(b)(7) in 2022 to allow Delaware corporations to extend the exculpation provision to cover certain officers, in addition to directors. For both directors and officers, the liability limitation does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the director or officer derived an improper personal benefit. In addition, for officers, amended Section 102(b)(7) only permits exculpation for direct claims brought by stockholders and does not permit exculpation for claims brought by the Company against the officer (including any derivative claims made by stockholders on behalf of the Company). In light of this update, we are proposing to amend our Restated Certificate of Incorporation to revise the exculpation provision to extend its coverage to certain senior officers to the extent permitted under amended Section 102(b)(7). As a result, both directors and officers would be protected from monetary liability for fiduciary duty breaches to the extent allowed under the DGCL.

The Board believes that it is important to provide protection from certain liabilities that may discourage prospective or current officers from serving the Company or acting in the best interests of stockholders. The role of an officer (like the role of a director) requires time-sensitive decision-making on critical matters that can lead to substantial risk of investigations, claims, actions, lawsuits, or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and despite the absence of any underlying merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests while minimizing the potential distraction posed by frivolous lawsuits and costs which are often borne by the Company either directly, through indemnification, or indirectly through higher insurance premiums.

In addition, as other companies continue to update their charters to align with amended Section 102(b)(7), failing to adopt the proposed amendment could negatively impact our ability to recruit (and retain) highly qualified officers who value the protection from potential exposure to liabilities, costs of defense, and other risks of proceedings that would be afforded by protection similar to that afforded by the proposed amendment. Additionally, the proposed amendment will align the protections for our officers with those protections already afforded to our directors. The Board believes that all of this will in turn benefit our stockholders by reducing threatened litigation, attorneys’ fees, and costs of litigation, and enhancing recruiting and retention of highly qualified officers.

For these reasons, the Board believes that the proposal to amend our Restated Certificate of Incorporation as described herein is in the best interests of the Company and its stockholders, and has unanimously adopted a resolution to amend our Restated Certificate of Incorporation, subject to our stockholders’ approval. The proposed amended provision (marked to show the proposed changes from the current language) is attached to this Proxy Statement as Appendix A.

Recommendation of the Board

Our Board of Directors recommends you vote “FOR” the proposed amendment to our Restated Certificate of Incorporation to provide for officer exculpation.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 76

PROPOSAL NO. 4: APPROVAL OF EXPECTED

APPOINTMENT OF INDEPENDENT AUDITORS

General

Ernst & Young acted as our independent auditors to audit our books and records for fiscal 2024, and the Audit Committee expects to appoint Ernst & Young as our independent auditors for fiscal year 2025 if its proposal for audit services is satisfactory.

We believe the approval of this expected appointment is good corporate practice because the audit of our books and records is a matter of importance to our stockholders. If our stockholders do not support the expected appointment, our Audit Committee will consider that fact when determining whether or not to retain Ernst & Young, but still may elect to retain them. Even if the expected appointment is approved, the Audit Committee, in its discretion, may elect not to proceed with the appointment. Once it has appointed an auditor, our Audit Committee may elect to change the appointment at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Representatives of Ernst & Young are expected to be present for the annual meeting, with the opportunity to make a statement if they choose to do so, and will be available to respond to appropriate questions from our stockholders.

Recommendation of the Board

Our Board of Directors recommends a vote FOR the approval of the expected appointment of Ernst & Young as the Company’s auditors for the fiscal year ending March 31, 2025.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 77

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Ernst & Young LLP, which we refer to as Ernst & Young, audited the Company’s financial statements for the fiscal years ended March 31, 2022, 2023 and 2024.

Ernst & Young reports directly to our Audit Committee. The Audit Committee has adopted policies and procedures for pre-approving all audit and permissible non-audit services performed by Ernst & Young. Under these policies, the Audit Committee pre-approves the use of audit and specific permissible audit-related and non-audit services up to certain dollar limits. Other audit and permissible non-audit services that exceed a $50,000 threshold must be pre-approved separately by the Audit Committee, or, for such services that do not exceed $50,000, by a member of the Audit Committee. Any such member must report the pre-approval at the next Audit Committee meeting. In deciding whether or not to pre-approve services, the Audit Committee determines whether each service is permissible under the SEC’s rules, and, if permissible, the potential effect of such services on the independence of Ernst & Young.

The following table sets forth the various fees for services provided to the Company by Ernst & Young in the fiscal years ended March 31, 2024 and 2023, all of which services have been approved by the Audit Committee:

Fiscal Year Ended March 31,	Audit Fees(1) ($)	Audit Related Fees ($)	Tax Fees ($)	All Other Fees ($)	Total ($)
2024	2,000,000	-	-	2,000	2,002,000
2023	2,018,646	-	-	2,000	2,020,646

(1) Includes fees for the annual audit and quarterly reviews, accounting and financial reporting consultations regarding generally accepted accounting principles.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 78

AUDIT COMMITTEE REPORT

To the Board of Directors of Eagle Materials Inc.:

All of the Audit Committee members are independent as defined in the current NYSE listing standards and the applicable rules of the Securities Exchange Act of 1934, and Mr. Ellen is our “audit committee financial expert” within the meaning of the rules of the SEC. The Audit Committee charter sets forth the duties and responsibilities of the Audit Committee. The Audit Committee is primarily responsible for assisting the Board in fulfilling its responsibility to oversee the following: the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence and appointment of our independent auditors and the performance of our internal audit function and independent auditors. Management has primary responsibility for the preparation of the financial statements, completeness and accuracy of financial reporting and the overall system of internal control over financial reporting.

We have reviewed and discussed with management and the independent registered public accounting firm, Ernst & Young LLP, as appropriate, (1) the audited financial statements of Eagle Materials Inc. as of and for the fiscal year ended March 31, 2024 and (2) management’s report on internal control over financial reporting and the independent registered accounting firm’s related opinions.

We have discussed with Ernst & Young LLP the required communications specified by auditing standards, together with guidelines established by the SEC and the Sarbanes-Oxley Act, including the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communication with Audit Committees.

We have received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB concerning independence and have discussed with Ernst & Young LLP their independence. We have also considered whether Ernst & Young LLP’s provision of non-audit services to Eagle Materials Inc. and its affiliates is compatible with Ernst & Young LLP’s independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Annual Report of Eagle Materials Inc. on Form 10-K for the fiscal year ended March 31, 2024. This report is furnished by the members of the Audit Committee as of May 22, 2024.

Audit Committee

Martin M. Ellen, Chairman

Mauro Gregorio

Mary P. Ricciardello

Richard R. Stewart

This report of the Audit Committee does not constitute “soliciting material” and should not be deemed “filed” or incorporated by reference into any of the other Company filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically requests that the information be treated as soliciting material or specifically incorporates this report by reference therein.

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 79

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

Our Board of Directors does not intend to present for action at this annual meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for action at the meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same mailing address a single copy of the proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared mailing address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or directing a written request to Eagle Materials Inc., Attention: Matt Newby, Secretary, 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225, (214) 432-2000.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2025 ANNUAL MEETING

In order to be considered for inclusion in the Company’s proxy material for that meeting, a stockholder proposal must be received at our executive offices, addressed to the attention of the Secretary, not later than February , 2025. Any such proposal must also comply with all other applicable requirements of Rule 14a-8 under the Exchange Act.

For any proposal that is not submitted for inclusion in our proxy material for the 2025 Annual Meeting of Stockholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits the Company’s management to exercise discretionary voting authority under proxies it solicits unless the Company is notified about the proposal on or before May 3, 2025, subject to the applicable rules of the SEC. Our Bylaws provide that, to be considered at the 2025 Annual Meeting, a stockholder proposal must be submitted in writing and received by our Secretary at the executive offices of the Company during the period beginning on April 3, 2025 and ending May 3, 2025, and must contain the information specified by and otherwise comply with our Bylaws.

Under our Bylaws, nominations for director may be made by a stockholder who is entitled to vote for the election of directors and complies with all of the applicable requirements set forth in our Bylaws. The notice by a stockholder of its intention to nominate directors at the 2025 annual meeting of stockholders must be received at our executive offices, addressed to the attention of the Secretary, during the period beginning on April 3, 2025 and ending on May 3, 2025. Notice of director nominations must satisfy the provisions in our Bylaws relating to director nominations and set forth information required by Rule 14a-19(b) of the Securities Exchange Act of 1934.

Any stockholder wishing to receive a copy of our Bylaws should direct a written request to our Secretary at the Company’s principal executive office.

FORM 10-K

Stockholders entitled to vote at the meeting may obtain a printed copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, including the financial statements required to be filed with the SEC, without charge, upon written or oral request to Eagle Materials Inc., Attention: Matt Newby, Secretary, 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225, (214) 432-2000.

By Order of the Board of Directors

MATT NEWBY
Executive Vice President, General Counsel and Secretary

Dallas, Texas
June , 2024

_______________________________

Eagle Materials Inc. - 2024 PROXY STATEMENT - 80

Appendix A

OFFICER EXCULPATION CHARTER AMENDMENT

As discussed in Proposal 3, proposed changes to the Company’s Restated Certificate of Incorporation are shown below. The changes shown to Article VI would become effective upon filing of the Amendment with the Secretary of State of the State of Delaware, if Proposal 3 “Approval of Amendment to our Charter to Allow for Officer Exculpation” is approved by our stockholders. Additions to the provision are indicated by underlining and deletions are indicated by strike-outs.

ARTICLE VI

A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) with respect to directors only, under Section 174 of the DGCL, as the same exists or hereafter may be amended or replaced, ~~or~~ (iv) for any transaction from which the director or officer derived any improper personal benefit, or (v) with respect to officers only, in any action by or in the right of the Corporation. If the DGCL is amended after the filing of this Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any repeal or modification of this Article VI by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such repeal or modification. For purposes of this Article VI, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL as the same exists or hereafter may be amended.

on reverse side

_______________________________

Eagle Materials Inc. - 2023 PROXY STATEMENT 81

Eagle materials INC. Eagle materials 5960 BERKSHIRE LANE, SUITE 900 DALLAS, TX 75225 SCAN TO VIEW MATERIALS $ VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 07/31/2024 for shares held directly and by 11:59 P.M. ET on 07/29/2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-890-8903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on August 2, 2023 for shares held directly and by 11:59 P.M. ET on July 31, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 NAME THE COMPANY NAME INC. – COMMON THE COMPANY NAME INC. – CLASS A COMMON THE COMPANY NAME INC. – CLASS B COMMON THE COMPANY NAME INC. – CLASS C COMMON THE COMPANY NAME INC. – CLASS D COMMON THE COMPANY NAME INC. – CLASS E COMMON THE COMPANY NAME INC. – CLASS F COMMON THE COMPANY NAME INC. – 401 K CONTROL # 0000000000000000 SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 1a. Rich backwitt 1b. mauro Gregorio 1c. Michael R. haack The Board of Directors recommends you vote FOR proposal 2, 3 and 4 For Against Abstain 2. Advisory resolution to approve the compensation of our named executive officers. 3. Approval of an amendment to our restated certificate of Incorporation to allow for officer exculpation. 4. To approve the expected appointment of Ernst & Young LLP as independent auditors for fiscal year 20245 NOTE: THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 4 IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING THE PROPERTIES NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. BY EXECUTING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES PRIOR PROXIES RELATING TO THE MEETING Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SIGNATURE (PLEASE SIGN WITHIN BOX) Date JOB # Signature ( Joint Owners) Date SHARES CUSIP # SEQUENCE# 02 00000 00000 0000 6482521 R.1.0.0.6.

0000648252_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . EAGLE MATERIALS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS August 1, 2024 The undersigned hereby appoints Matt Newby and Michael R. Haack, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Eagle Materials Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., local time, on Thursday, August 1, 2024 at The Douglas Conference Center, 8343 Douglas Avenue, Suite 125, Dallas, TX 75225, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4 THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. By execution of this proxy, the undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the August 1, 2024 Annual Meeting. *For address changes, please contact our transfer agent, Computershare Shareowner Services LLC, at 1-800-279-1248. Continued and to be signed on reverse side